Prospectus

March 1, 2010

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These securities have not been approved or disapproved by the Securities and Exchange Commission (“Commission”), nor has the Commission passed upon the accuracy or adequacy of the funds’ prospectus. Any representation to the contrary is a criminal offense.

	Class A	Class C	Class I	Class R-3	Class R-5
Capital Appreciation Fund	HRCPX	HRCCX	HRCIX	HRCLX	HRCMX

Growth & Income Fund	HRCVX	HIGCX	HIGJX	HIGRX	HIGSX

International Equity Fund	HEIAX	HEICX	HEIJX	HEIRX	HEISX

Investment Grade Bond Fund	EGBAX	EGBCX	EGBLX	EGBRX	EGBTX

Large Cap Core Fund	HTCAX	HTCCX	HTCIX	HTCRX	HTCSX

Mid Cap Growth Fund	HAGAX	HAGCX	HAGIX	HAREX	HARSX

Mid Cap Stock Fund	HMCAX	HMCCX	HMCJX	HMRRX	HMRSX

Small Cap Core Value Fund	EGEAX	EGECX	EGEIX	EGERX	EGESX

Small Cap Growth Fund	HRSCX	HSCCX	HSIIX	HSRRX	HSRSX

	Capital Appreciation Fund	Growth & Income Fund	International Equity Fund	Investment Grade Bond Fund	Large Cap Core Fund	Mid Cap Growth Fund	Mid Cap Stock Fund	Small Cap Core Value Fund	Small Cap Growth Fund
Investment Objective	1	4	7	10	12	15	18	21	24
Fees and Expenses	1	4	7	10	12	15	18	21	24
Expense Example	1	4	7	10	12	15	18	21	24
Portfolio Turnover	1	4	7	10	12	15	18	21	24
Principal Investment Strategies	1	4	7	11	12	15	18	21	24
Principal Risks	2	5	8	11	13	16	19	22	25
Performance	2	5	8	11	13	16	19	23	25
Manager	3	6	9	11	13	16	20	23	26
Subadviser	3	6	9	–	–	–	–	23	–
Portfolio Manager(s)	3	6	9	11	13	16	20	23	26
Purchase and Sale of Fund Shares	3	6	9	11	14	17	20	23	26
Tax Information	3	6	9	11	14	17	20	23	26
Payments To Broker-Dealers and Other Financial Intermediaries	3	6	9	11	14	17	20	23	26
Historical Performance of Accounts Similar to the Fund	–	–	–	27	–	–	–	–	–

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Eagle Mutual Funds

SUMMARY OF CAPITAL APPRECIATION FUND    |    3.1.2010

Investment objective | The Eagle Capital Appreciation Fund (“Capital Appreciation Fund” or the “fund”) seeks long-term capital appreciation.

Fees and expenses | The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Capital Appreciation Fund. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Eagle Family of Funds. More information about these and other discounts is available from your financial professional, on page 36 of the fund’s prospectus and on page 25 of the fund’s statement of additional information.

Shareholder fees (fees paid directly from your investment):	Class A	Class C	Class I	Class R-3	Class R-5
Maximum Sales Charge Imposed on Purchases (as a % of offering price)	4.75%	None	None	None	None

Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1%	None	None	None

Redemption Fee (as a % of amount redeemed, if applicable)	None	None	None	None	None

Annual fund operating expenses (expenses deducted from fund assets):	Class A	Class C	Class I	Class R-3	Class R-5
Investment Advisory Fees	0.60%	0.60%	0.60%	0.60%	0.60%

Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.50%	0.00%

Other Expenses	0.47%	0.48%	0.34%	0.39%	0.27%

Total Annual Fund Operating Expenses (b)	1.32%	2.08%	0.94%	1.49%	0.87%

(a)	If you purchased $1,000,000 or more of Class A shares of an Eagle mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge at the time of sale.
(b)	As the fund’s asset levels change, the fund’s fees and expenses may differ from those reflected in the preceding table. For example, as asset levels decline, expense ratios may increase. Eagle Asset Management, Inc. (“Eagle”) has contractually agreed to cap its investment advisory fee and/or reimburse certain expenses of the fund to the extent that annual operating expenses of each class exceed a percentage of that class’ average daily net assets through February 28, 2011 as follows: Class A - 1.40%, Class C - 2.20%, Class I - 0.95%, Class R-3 - 1.65%, and Class R-5 - 0.95%. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies, dividends, extraordinary expenses and includes offset expense arrangements with the fund’s custodian. The Board of Trustees may agree to change fee limitations or reimbursements without the approval of fund shareholders. Any reimbursement of fund expenses or reduction in Eagle’s investment advisory fees is subject to reimbursement by the fund within the following two fiscal years and any additional periods, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fund reimbursement.

Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$603	$873	$1,164	$1,990

Class C	$211	$652	$1,119	$2,410

Class I	$96	$300	$520	$1,155

Class R-3	$152	$471	$813	$1,779

Class R-5	$89	$278	$482	$1,073

Portfolio Turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 54% of the average value of its portfolio.

Principal investment strategies | During normal market conditions, the Capital Appreciation Fund seeks to achieve its objective by investing at least 65% of its net assets in common stocks of companies that have the potential for attractive long-term growth in earnings, cash flow and total worth of the company. In addition, the portfolio management team prefers to purchase stocks that appear to be undervalued in relation to the company’s long-term growth fundamentals. The primary focus of the fund’s portfolio management team is the analysis of individual companies rather than the industry in which that company operates or the economy as a whole. The fund invests in the stocks of companies of any size without regard to market capitalization and will sell securities when they no longer meet the portfolio management team’s investment criteria. Although the fund is diversified, it normally will hold a core portfolio of stocks of fewer companies than many other diversified funds.

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Eagle Mutual Funds

SUMMARY OF CAPITAL APPRECIATION FUND    |    3.1.2010

Principal risks | The greatest risk of investing in this fund is that you could lose money. The fund invests primarily in common stocks whose values increase and decrease in response to the activities of the companies that issued such stocks, general market conditions and/ or economic conditions. As a result, the fund’s net asset value (“NAV”) also increases and decreases. Investments in this fund are subject to the following primary risks and these risks are further explained in “Additional Information About Risk Factors”:

•	Focused holdings risk is the risk of a fund holding a core portfolio of stocks of fewer companies than other diversified funds;

•	Growth stock risk is the risk of a lack of earnings increase or lack of dividend yield;

•	Sector risk is the risk of a fund holding a core portfolio of stocks invested in similar businesses which could all be affected by the same economic or market conditions;

•	Small- and mid-cap company risk arises because small- and mid-cap companies may have narrower commercial markets, less liquidity and less financial resources than large-cap companies; and

•	Stock market risk is the risk of broad stock market decline or decline in particular holdings.

Performance | The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund’s returns for various periods with benchmark returns. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund’s Class A share performance from one year to another. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

The returns in the preceding tables do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.

During 10 year period (Class A shares):	Return	Quarter ended

Best Quarter	27.36%	December 31, 1999

Worst Quarter	(33.06)%	December 31, 2008

Average annual total returns

(for the periods ended December 31, 2009):

Fund return (after deduction of sales charges and expenses)

Share Class	Inception Date	1-yr	5-yr	10-yr	Lifetime
Class A – Return Before Taxes	12/12/85	47.44%	1.28%	(0.35)%
Return After Taxes on Distributions		47.44%	0.70%	(0.95)%

Return After Taxes on Distributions and Sale of Fund Shares		40.32%	1.00%	(0.50)%
Class C	4/3/95	53.54%	1.45%	(0.61)%
Class I	3/21/06	55.31%			0.68%
Class R-3	9/12/07	54.47%			(5.93)%
Class R-5	10/2/06	55.48%			0.63%

Index (reflects no deduction for fees, expenses or taxes)	1-yr	5-yr	10-yr	Lifetime
Russell 1000® Growth Index (Lifetime period is measured from the inception date of Class I shares)	37.21%	1.63%	(3.99)%	0.04%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class C, Class I, Class R-3 and Class R-5 will vary.

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Eagle Mutual Funds

SUMMARY OF CAPITAL APPRECIATION FUND    |    3.1.2010

Manager | Eagle Asset Management, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33716, is the fund’s investment adviser.

Subadviser | Goldman Sachs Asset Management L.P. serves as the subadviser to the fund.

Portfolio Managers | Steven M. Barry and David G. Shell are Chief Investment Officers and Portfolio Managers of GSAM’s “Growth Team.” They have been responsible for the day-to-day management of the fund’s investment portfolio since 2002.

Purchase and sale of fund shares | You may purchase or redeem Class A, C and I shares of the fund on any business day through your financial intermediary, by mail (Eagle Fund Services, Inc., P.O. Box 33022, St. Petersburg, FL 33733-8022), or by telephone (800.421.4184). Shares may also be purchased by check, wire, or electronic bank transfer. In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $500 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. For individual investors, the minimum initial purchase for Class I shares is $2,500,000, while fee-based plan sponsors set their own minimum requirements. Class R-3 and Class R-5 shares can only be purchased through a participating retirement plan and the minimum initial purchase for Class R-3 shares and Class R-5 shares is set by the plan administrator.

Tax information | The dividends you receive from a fund generally will be taxed as ordinary income, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case you may be subject to federal income tax upon withdrawal from such tax-deferred arrangements.

Payments to broker-dealers and other financial intermediaries | If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may influence the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Eagle Mutual Funds

SUMMARY OF GROWTH & INCOME FUND    |    3.1.2010

Investment objective | The Eagle Growth & Income Fund (“Growth & Income Fund” or the “fund”) primarily seeks long-term capital appreciation and, secondarily, seeks current income.

Fees and expenses | The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Growth & Income Fund. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Eagle Family of Funds. More information about these and other discounts is available from your financial professional, on page 36 of the fund’s prospectus and on page 25 of the fund’s statement of additional information.

Shareholder fees (fees paid directly from your investment):	Class A	Class C	Class I	Class R-3	Class R-5
Maximum Sales Charge Imposed on Purchases (as a % of offering price)	4.75%	None	None	None	None

Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1%	None	None	None

Redemption Fee (as a % of amount redeemed, if applicable)	None	None	None	None	None

Annual fund operating expenses (expenses deducted from fund assets):	Class A	Class C	Class I	Class R-3	Class R-5
Investment Advisory Fees	0.59%	0.59%	0.59%	0.59%	0.59%

Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.50%	0.00%

Other Expenses (b)	0.71%	0.72%	0.53%	0.47%	0.53%

Total Annual Fund Operating Expenses (c)	1.55%	2.31%	1.12%	1.56%	1.12%

Fee Reduction	(0.16)%	(0.12)%	(0.17)%	0.09%	(0.17)%

Net Expenses	1.39%	2.19%	0.95%	1.65%	0.95%

(a)	If you purchased $1,000,000 or more of Class A shares of an Eagle mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge at the time of sale.
(b)	Includes acquired fund fees and expenses, which are fees incurred indirectly by the fund as a result of investment in certain pooled investment vehicles, such as mutual funds.
(c)	As the fund’s asset levels change, the fund’s fees and expenses may differ from those reflected in the preceding table. For example, as asset levels decline, expense ratios may increase. Eagle Asset Management, Inc. (“Eagle”) has contractually agreed to cap its investment advisory fee and/or reimburse certain expenses of the fund to the extent that annual operating expenses of each class exceed a percentage of that class’ average daily net assets through February 28, 2011 as follows: Class A – 1.40%, Class C – 2.20%, Class I – 0.95%, Class R-3 – 1.65%, and Class R-5 – 0.95%. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies, dividends, extraordinary expenses and includes offset expense arrangements with the fund’s custodian. The Board of Trustees may agree to change fee limitations or reimbursements without the approval of fund shareholders. Any reimbursement of fund expenses or reduction in Eagle’s investment advisory fees is subject to reimbursement by the fund within the following two fiscal years and any additional periods, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fund reimbursement.

Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$610	$926	$1,265	$2,220

Class C	$222	$710	$1,224	$2,637

Class I	$97	$339	$600	$1,348

Class R-3	$168	$501	$858	$1,864

Class R-5	$97	$339	$600	$1,348

Portfolio Turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 57% of the average value of its portfolio.

Principal investment strategies | During normal market conditions, the Growth & Income Fund seeks to achieve its objective by investing in domestic equity securities (primarily common stocks) selected on a value basis. The portfolio managers’ philosophy defines value in three categories: (1) companies that are undervalued relative to their net assets or potential earning power; (2) companies with steady earnings and dividend growth priced below historical norms; and (3) companies expected to grow at an above average rate. Equity securities purchased by the Fund typically include common stocks including foreign stock, convertible securities, preferred stocks, and real estate investment trusts. Equity investments in the portfolio normally will be weighted in favor of companies that pay dividends. In addition, the fund generally invests in mid- and large-capitalization companies that are diversified across different industries and sectors.

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Eagle Mutual Funds

SUMMARY OF GROWTH & INCOME FUND    |    3.1.2010

The fund may invest up to 30% of its net assets in foreign securities. The fund also may own a variety of other securities that, in the opinion of the fund’s investment subadviser, Thornburg Investment Management, Inc., offer prospects for meeting the fund’s investment goals. These securities include corporate bonds and government securities, including securities issued by U.S. government-sponsored enterprises, which are not backed by the full faith and credit of the U.S. government and are not guaranteed or insured by the U.S. government. The fund may purchase debt securities of any maturity, including those rated below investment grade by Moody’s Investors Service, Inc. or Standard & Poor’s or, if unrated, deemed to be of comparable quality.

The fund may write covered call options on common stocks in its portfolio or on common stocks into which securities held by it are convertible to earn additional income or buy call options to close out call options it has written. The fund will sell securities when they no longer meet the portfolio managers’ investment criteria.

Principal risks | The greatest risk of investing in this fund is that you could lose money. The fund invests primarily in common stocks whose values increase and decrease in response to the activities of the companies that issued such stocks, general market conditions and/ or economic conditions. As a result, the fund’s net asset value (“NAV”) also increases and decreases. Investments in this fund are subject to the following primary risks and these risks are further explained in “Additional Information About Risk Factors”:

•	Covered call option risk arises due to potential changes in the value of the stock on which the option is written;

•	Credit risk arises if an issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt;

•	Foreign security risk is the risk of instability in currency exchange rates, political unrest, economic conditions or foreign law changes;

•

Government Sponsored Enterprises (“GSE”) (which are obligations issued by agencies and instrumentalities of the U.S. Government) risk is due to investments in GSEs have variations in the level of support they receive from the U.S. Government;

•	Growth stock risk is the risk of a lack of earnings increase or lack of dividend yield;

•	High-yield security risk results from investments in below investment grade bonds, which have a greater risk of loss of money, are susceptible to rising interest rates and have greater volatility;

•

Interest rate risk is the risk that the value of a fund’s investments in fixed income securities will fall when interest rates rise. The effect of increasing interest rates is more pronounced for any intermediate-term or longer-term fixed income obligations owned by the fund;

•	Market timing risk arises because a fund’s value may be affected by market timing, especially in high-yield and foreign securities;

•	Small- and mid-cap company risk arises because small- and mid-cap companies may have narrower commercial markets, less liquidity and less financial resources than large-cap companies;

•	Stock market risk is the risk of broad stock market decline or decline in particular holdings; and

•	Value stock risk arises from the possibility that a stock’s true value may not be fully realized by the market.

Performance | The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund’s returns for various periods with benchmark returns. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund’s Class A share performance from one year to another. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

During 10 year period:	Return	Quarter ended

Best Quarter	23.28%	June 30, 2009

Worst Quarter	(14.03)%	December 31, 2008

The returns in the preceding tables do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.

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Eagle Mutual Funds

SUMMARY OF GROWTH & INCOME FUND    |    3.1.2010

Average annual total returns

(for the periods ended December 31, 2009):

Fund return (after deduction of sales charges and expenses)

Share Class	Inception Date	1-yr	5-yr	10-yr
Class A – Return Before Taxes	12/15/86	23.74%	4.15%	2.96%
Return After Taxes on Distributions		22.61%	2.51%	1.57%

Return After Taxes on Distributions and Sale of Fund Shares		19.44%	2.94%	1.95%
Class C	4/3/95	28.85%	4.33%	2.67%
Class I	3/18/09
Class R-3	9/30/09
Class R-5	12/28/09

Index (reflects no deduction for fees, expenses or taxes)	1-yr	5-yr	10-yr
S&P 500 Index	26.46%	0.42%	(0.95)%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class C, Class I, Class R-3 and Class R-5 will vary.

Manager | Eagle Asset Management, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33716, is the fund’s investment adviser.

Subadviser | Thornburg Investment Management, Inc. serves as the subadviser to the fund.

Portfolio Managers | William V. Fries, CFA® and Cliff Remily, CFA® are Co-Portfolio Managers of the fund and responsible for the day-to-day management of the fund. Messrs. Fries and Remily have been responsible for the day-to-day management of the fund since 2001 and 2009, respectively.

Purchase and sale of fund shares | You may purchase or redeem Class A, C and I shares of the fund on any business day through your financial intermediary, by mail (Eagle Fund Services, Inc., P.O. Box 33022, St. Petersburg, FL 33733-8022), or by telephone (800.421.4184). Shares may also be purchased by check, wire, or electronic bank transfer. In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $500 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. For individual investors, the minimum initial purchase for Class I shares is $2,500,000, while fee-based plan sponsors set their own minimum requirements. Class R-3 and Class R-5 shares can only be purchased through a participating retirement plan and the minimum initial purchase for Class R-3 shares and Class R-5 shares is set by the plan administrator.

Tax information | The dividends you receive from a fund generally will be taxed as ordinary income, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case you may be subject to federal income tax upon withdrawal from such tax-deferred arrangements.

Payments to broker-dealers and other financial intermediaries | If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may influence the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Eagle Mutual Funds

SUMMARY OF INTERNATIONAL EQUITY FUND    |    3.1.2010

Investment objective | The Eagle International Equity Fund (“International Equity Fund” or the “fund”) seeks capital appreciation principally through investment in a portfolio of international equity securities.

Fees and expenses | The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the International Equity Fund. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Eagle Family of Funds. More information about these and other discounts is available from your financial professional, on page 36 of the fund’s prospectus and on page 25 of the fund’s statement of additional information.

Shareholder fees (fees paid directly from your investment):	Class A	Class C	Class I	Class R-3	Class R-5
Maximum Sales Charge Imposed on Purchases (as a % of offering price)	4.75%	None	None	None	None

Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1%	None	None	None

Redemption Fee (as a % of amount redeemed, if applicable)	None	None	None	None	None

Annual fund operating expenses (expenses deducted from fund assets):	Class A	Class C	Class I	Class R-3	Class R-5
Investment Advisory Fees	0.81%	0.81%	0.81%	0.81%	0.81%

Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.50%	0.00%

Other Expenses	0.79%	0.81%	0.63%	0.79%	0.63%

Acquired Fund Fees and Expenses (b)	0.03%	0.03%	0.03%	0.03%	0.03%

Total Annual Fund Operating Expenses (c)	1.88%	2.65%	1.47%	2.13%	1.47%

Fee Reduction	(0.18)%	(0.17)%	(0.32)%	(0.38)%	(0.32)%

Net Expenses	1.70%	2.48%	1.15%	1.75%	1.15%

(a)	If you purchased $1,000,000 or more of Class A shares of an Eagle mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge at the time of sale.
(b)	Acquired Fund Fees and Expenses are fees incurred indirectly by the fund as a result of investment in certain pooled investment vehicles, such as mutual funds
(c)	As the fund’s asset levels change, the fund’s fees and expenses may differ from those reflected in the preceding table. For example, as asset levels decline, expense ratios may increase. Eagle Asset Management, Inc. (“Eagle”) has contractually agreed to cap its investment advisory fee and/or reimburse certain expenses of the fund to the extent that annual operating expenses of each class exceed a percentage of that class’ average daily net assets through February 28, 2011 as follows: Class A - 1.75%, Class C - 2.55%, Class I - 1.15%, Class R-3 - 1.75%, and Class R-5 - 1.15%. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies, dividends, extraordinary expenses and includes offset expense arrangements with the fund’s custodian. The Board of Trustees may agree to change fee limitations or reimbursements without the approval of fund shareholders. Any reimbursement of fund expenses or reduction in Eagle’s investment advisory fees is subject to reimbursement by the fund within the following two fiscal years and any additional periods, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fund reimbursement.

Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$640	$1,021	$1,427	$2,557

Class C	$251	$807	$1,390	$2,971

Class I	$117	$433	$772	$1,730

Class R-3	$178	$630	$1,109	$2,432

Class R-5	$117	$433	$772	$1,730

Portfolio Turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 179% of the average value of its portfolio.

Principal investment strategies | During normal market conditions, the International Equity Fund seeks to achieve its objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of foreign issuers and depository receipts representing the securities of foreign issuers. The fund invests primarily in equity securities of foreign companies that the portfolio managers believe have the potential to capitalize on worldwide growth trends and global changes. The fund may invest in securities traded on any securities market in the world. Equity securities include common and preferred stocks, warrants or rights exercisable into common or preferred stock, securities convertible into common or preferred stock and depository receipts. The fund also may invest in exchange-traded index funds based on foreign indices.

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Eagle Mutual Funds

SUMMARY OF INTERNATIONAL EQUITY FUND    |    3.1.2010

The fund normally invests at least 50% of its investment portfolio in securities traded in developed foreign securities markets. The fund also may: (1) invest up to 35% of its assets in emerging markets, which are those countries whose markets are not yet highly developed; (2) invest in foreign currency and purchase and sell forward foreign currency contracts and futures contracts to improve its returns or protect its assets; and/or (3) reduce foreign currency risk by hedging some or all of the fund’s foreign currency exposure back into the U.S. dollar. When purchasing securities in developed markets, the fund’s portfolio managers focus on individual companies instead of the economy as a whole. However, when purchasing securities in emerging markets, the fund’s portfolio managers focus on the significance of macro-economic factors.

Principal risks | The greatest risk of investing in this fund is that you could lose money. The fund invests primarily in common stocks whose values increase and decrease in response to the activities of the companies that issued such stocks, general market conditions and/ or economic conditions. As a result, the fund’s net asset value (“NAV”) also increases and decreases. Investments in this fund are subject to the following primary risks and these risks are further explained in “Additional Information About Risk Factors”:

•	Credit risk arises if an issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt;

•	Derivative risk is the risk that the strategy used in purchasing futures contracts, forward foreign currency contract and options on futures may not succeed;

•

Emerging markets risk arises because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and developed markets. Additionally, risk arises because investing in emerging markets has greater social, political and economic uncertainty, dependence on foreign aid and a limited number of buyers;

•	Foreign security risk is the risk of instability in currency exchange rates, political unrest, economic conditions, custodial arrangements or foreign law changes;

•	Growth stock risk is the risk of a lack of earnings increase or lack of dividend yield;

•	High-yield security risk results from investments in below investment grade bonds, which have a greater risk of loss of money, are susceptible to rising interest rates and have greater volatility;

•

Interest rate risk is the risk that the value of a fund’s investments in fixed income securities will fall when interest rates rise. The effect of increasing interest rates is more pronounced for any intermediate-term or longer-term fixed income obligations owned by the fund;

•

Investing in other investment companies and exchange-traded funds (“ETFs”) carries with it the risk that by investing in another investment company or ETF the fund, and therefore its shareholders, indirectly bear the fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company or ETF, in addition to the fees and expenses fund shareholders directly bear in connection with the fund’s own operations;

•

Liquidity risk is the possibility that, during times of widespread market turbulence, trading activity in certain securities may be significantly hampered, which may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous price or time.

•	Market timing risk arises because a fund’s value may be affected by market timing, especially in high-yield, small-cap and foreign securities;

•	Portfolio turnover risk is the risk that performance may be adversely affected by a high rate of portfolio turnover, which generally leads to greater transaction and tax costs;

•	Sector risk is the risk of a fund holding a core portfolio of stocks invested in similar businesses which could all be affected by the same economic or market conditions;

•	Small- and mid-cap company risk arises because small- and mid-cap companies may have narrower commercial markets, less liquidity and less financial resources than large-cap companies; and

•	Stock market risk is the risk of broad stock market decline or decline in particular holdings.

Performance | The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund’s returns for various periods with benchmark returns. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund’s Class A share performance from one year to another. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

During 10 year period:	Return	Quarter ended

Best Quarter	25.39%	December 31, 1999

Worst Quarter	(20.73)%	September 30, 2008

The returns in the preceding tables do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.

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Eagle Mutual Funds

SUMMARY OF INTERNATIONAL EQUITY FUND    |    3.1.2010

Average annual total returns

(for the periods ended December 31, 2009):

Fund return (after deduction of sales charges and expenses)

Share Class	Inception Date	1-yr	5-yr	10-yr
Class A – Return Before Taxes	12/27/95	15.35%	2.76%	(1.12)%
Return After Taxes on Distributions		15.35%	1.53%	(1.98)%

Return After Taxes on Distributions and Sale of Fund Shares		13.04%	2.15%	(1.16)%
Class C	12/27/95	20.05%	2.96%	(1.40)%
Class I	2/9/09
Class R-3	12/28/09
Class R-5	12/28/09

Index (reflects no deduction for fees, expenses or taxes)	1-yr	5-yr	10-yr
MSCI ACWI-ex US®	41.45%	5.83%	2.71%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class C, Class I, Class R-3 and Class R-5 will vary.

Manager | Eagle Asset Management, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33716, is the fund’s investment adviser.

Subadviser | Artio Global Management LLC serves as the subadviser to the fund.

Portfolio Managers | Richard C. Pell and Rudolph-Riad Younes, CFA®, have shared responsibility for the day-to-day management of the fund since 2002. Mr. Pell is Chief Executive Officer and Chief Investment Officer of Artio and Mr. Younes is Head of International Equities at Artio.

Purchase and sale of fund shares | You may purchase or redeem Class A, C and I shares of the fund on any business day through your financial intermediary, by mail (Eagle Fund Services, Inc., P.O. Box 33022, St. Petersburg, FL 33733-8022), or by telephone (800.421.4184). Shares may also be purchased by check, wire, or electronic bank transfer. In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $500 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. For individual investors, the minimum initial purchase for Class I shares is $2,500,000, while fee-based plan sponsors set their own minimum requirements. Class R-3 and Class R-5 shares can only be purchased through a participating retirement plan and the minimum initial purchase for Class R-3 shares and Class R-5 shares is set by the plan administrator.

Tax information | The dividends you receive from a fund generally will be taxed as ordinary income, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case you may be subject to federal income tax upon withdrawal from such tax-deferred arrangements.

Payments to broker-dealers and other financial intermediaries | If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may influence the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Eagle Mutual Funds

SUMMARY OF INVESTMENT GRADE BOND FUND    |    3.1.2010

Investment objective | The Eagle Investment Grade Bond Fund (“Investment Grade Bond Fund” or the “fund”) seeks current income and preservation of capital.

Fees and expenses | The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Investment Grade Bond Fund. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Eagle Family of Funds. More information about these and other discounts is available from your financial professional, on page 36 of the fund’s prospectus and on page 25 of the fund’s statement of additional information.

Shareholder fees (fees paid directly from your investment):	Class A	Class C	Class I	Class R-3	Class R-5
Maximum Sales Charge Imposed on Purchases (as a % of offering price)	3.75%	None	None	None	None

Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1%	None	None	None

Redemption Fee (as a % of amount redeemed, if applicable)	None	None	None	None	None

Annual fund operating expenses (b) (expenses deducted from fund assets):	Class A	Class C	Class I	Class R-3	Class R-5
Investment Advisory Fees	0.30%	0.30%	0.30%	0.30%	0.30%

Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.50%	0.00%

Other Expenses	1.14%	1.14%	1.09%	1.14%	1.09%

Total Annual Fund Operating Expenses (c)	1.69%	2.44%	1.39%	1.94%	1.39%

Fee Reduction	(0.84)%	(0.79)%	(0.79)%	(0.79)%	(0.79)%

Net Expenses	0.85%	1.65%	0.60%	1.15%	0.60%

(a)	If you purchased $1,000,000 or more of Class A shares of an Eagle mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge at the time of sale.
(b)	The fund’s expenses are based on estimated expenses expected to be incurred for the fiscal year ending October 31, 2010.
(c)	Eagle Asset Management, Inc. (“Eagle”) has contractually agreed to cap its investment advisory fee and/or reimburse certain expenses of the fund to the extent that: Class A annual operating expenses exceed 0.85% of that class’ average daily net assets, Class C annual operating expenses exceed 1.65% of that class’ average daily net assets, Class I annual operating expenses exceed 0.60% of that class’ average daily net assets, Class R-3 annual operating expenses exceed 1.15% of that class’ average daily net assets, and Class R-5 annual operating expenses exceed 0.60% of that class’ average daily net assets, through February 28, 2011. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies, dividends, extraordinary expenses and includes offset expense arrangements with the fund’s custodian. The fund’s Board of Trustees may agree to change fee limitations or reimbursements without the approval of fund shareholders. Any reimbursement of fund expenses or reduction in Eagle’s investment advisory fees is subject to reimbursement by the fund within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fee reimbursement.

Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$459	$809	$1,164	$1,990

Class C	$168	$685	$1,119	$2,410

Class I	$61	$362	$520	$1,155

Class R-3	$117	$533	$813	$1,779

Class R-5	$61	$362	$482	$1,073

Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual fund operating expenses or in the Expense example, affect the fund’s performance.

Principal investment strategies | During normal market conditions, the fund seeks to achieve its objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a portfolio of U.S. and foreign investment grade fixed income instruments of varying maturities. Investment grade is defined as securities rated [BBB-] or better by Standard & Poor’s Rating Services or an equivalent rating by at least one other nationally recognized statistical rating organization or, for unrated securities, those that are determined to be of equivalent quality by the fund’s Portfolio Manager. The average portfolio duration of the fund is expected to vary and may generally range anywhere from two to seven years based upon economic and market conditions. The fund’s strategy is to actively allocate assets among market sectors. The fund expects to invest in a variety of fixed income securities including, but not limited to:

•	corporate debt securities of U.S. and non-U.S. issuers, including corporate commercial paper;

•	bank certificates of deposit;

•	debt securities issued by states or local governments and their agencies;

•	obligations of non-U.S. Governments and their subdivisions, agencies and government sponsored enterprises;

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Eagle Mutual Funds

SUMMARY OF INVESTMENT GRADE BOND FUND    |    3.1.2010

•	obligations of international agencies or supranational entities (such as the European Union);

•	obligations issued or guaranteed by the U.S. Government and its agencies;

•	mortgage-backed securities and asset-backed securities;

•	commercial real estate securities; and

•	floating rate instruments.

In addition, the fund may invest a portion of its assets in lower-rated corporate bonds and other fixed income securities that focus on delivering high income.

Principal risks | The greatest risk of investing in this fund is that you could lose money. The values of most debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the values of debt securities in the fund’s portfolio generally will decline when interest rates rise and increase when interest rates fall. As a result, the fund’s net asset value (“NAV”) may also increase or decrease. Investments in this fund are subject to the following primary risks and these risks are further explained in the statutory prospectus under “Additional Information on Investment Strategies” and “Additional Information on Risks.”

•	Call risk is the possibility that, as interest rates decline, issuers of callable bonds may call fixed income securities with high interest rates prior to their maturity dates;

•	Credit risk arises if an issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt;

•	Foreign security risk is the risk of instability in currency exchange rates, political unrest, economic conditions or foreign law changes;

•

Government Sponsored Enterprises (“GSE”) (which are obligations issued by agencies and instrumentalities of the U.S. Government) risk is due to investments in GSEs have variations in the level of support they receive from the U.S. Government and may not be backed by the full faith and credit of the U.S. Government;

•	High-yield security risk results from investments in below investment grade bonds, which have a greater risk of loss of money, are susceptible to rising interest rates and have greater volatility;

•	Inflation risk is the risk that high rates of inflation or changes in the market’s inflation expectations may adversely affect the market value of inflation-sensitive securities;

•

Interest rate risk is the risk that the value of a fund’s investments in fixed income securities will fall when interest rates rise. The effect of increasing interest rates is more pronounced for any intermediate-term or longer-term fixed income obligations owned by the fund;

•	Issuer and market risk is the risk that market conditions or other events that impact specific fixed-income issuers will have an adverse effect on the fund’s yield;

•

Liquidity risk is the possibility that, during times of widespread market turbulence, trading activity in certain securities may be significantly hampered, which may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous price or time; and

•	Mortgage- and asset-backed security risk, which is possible in an unstable or depressed housing market, arises from the potential for mortgage failure or premature repayment of principal.

Performance | No performance information is presented for the fund because the fund has not yet commenced operations. In the future, performance information will be presented in this section. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

Manager | Eagle Asset Management, Inc. (“Eagle”) serves as investment adviser for the fund.

Portfolio Manager | James C. Camp, CFA®®, a Managing Director of Eagle, and Joseph Jackson, CFA®®, are Co-Portfolio Managers of the fund and are jointly responsible for the day-to-day management of the fund’s investment portfolio.

Purchase and sale of fund shares | You may purchase or redeem shares of the fund on any business day through your financial intermediary, by mail (Eagle Fund Services, Inc., P.O. Box 33022, St. Petersburg, FL 33733), or by telephone (800.421.4184). Shares may also be purchased by check, wire, or electronic bank transfer. In Class A and Class C shares, the minimum purchase amount is $1,000 for a regular account, $500 in a retirement account and $50 through a periodic investment plan. The minimum amount for subsequent purchases through a periodic investment plan is $50. For individual investors, the minimum initial purchase for Class I shares is $2,500,000, while fee-based plan sponsors set their own minimum requirements. The minimum initial purchase for Class R-3 and Class R-5 shares is set by the plan administrator.

Tax information | The dividends you receive from a fund generally will be taxed as ordinary income, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case you may be subject to federal income tax upon withdrawal from such tax-deferred arrangements.

Payments to broker-dealers and other financial intermediaries | If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may influence the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

eagleasset.com    |    11

Eagle Mutual Funds

SUMMARY OF LARGE CAP CORE    |    3.1.2010

Investment objective | The Eagle Large Cap Core Fund (“Large Cap Core Fund” or the “fund”), formerly known as the Core Equity Fund, seeks long-term growth through capital appreciation.

Fees and expenses | The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Large Cap Core Fund. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Eagle Family of Funds. More information about these and other discounts is available from your financial professional, on page 36 of the fund’s prospectus and on page 25 of the fund’s statement of additional information.

Shareholder fees (fees paid directly from your investment):	Class A	Class C	Class I	Class R-3	Class R-5
Maximum Sales Charge Imposed on Purchases (as a % of offering price)	4.75%	None	None	None	None

Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1%	None	None	None

Redemption Fee (as a % of amount redeemed, if applicable)	None	None	None	None	None

Annual fund operating expenses (expenses deducted from fund assets):	Class A	Class C	Class I	Class R-3	Class R-5
Investment Advisory Fees	0.60%	0.60%	0.60%	0.60%	0.60%

Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.50%	0.00%

Other Expenses (b)	0.62%	0.72%	0.68%	0.62%	0.62%

Total Annual Fund Operating Expenses (c)	1.47%	2.32%	1.28%	1.72%	1.22%

Fee Reduction	(0.09)%	(0.14)%	(0.33)%	(0.07)%	(0.27)%

Net Expenses	1.38%	2.18%	0.95%	1.65%	0.95%

(a)	If you purchased $1,000,000 or more of Class A shares of an Eagle mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge at the time of sale.
(b)	Includes acquired fund fees and expenses, which are fees incurred indirectly by the fund as a result of investment in certain pooled investment vehicles, such as mutual funds.
(c)	As the fund’s asset levels change, the fund’s fees and expenses may differ from those reflected in the preceding table. For example, as asset levels decline, expense ratios may increase. Eagle Asset Management, Inc. (“Eagle”) has contractually agreed to cap its investment advisory fee and/or reimburse certain expenses of the fund to the extent that annual operating expenses of each class exceed a percentage of that class’ average daily net assets through February 28, 2011 as follows: Class A - 1.40%, Class C - 2.20%, Class I - 0.95%, Class R-3 - 1.65%, and Class R-5 - 0.95%. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies, dividends, extraordinary expenses and includes offset expense arrangements with the fund’s custodian. The Board of Trustees may agree to change fee limitations or reimbursements without the approval of fund shareholders. Any reimbursement of fund expenses or reduction in Eagle’s investment advisory fees is subject to reimbursement by the fund within the following two fiscal years and any additional periods, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fund reimbursement.

Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$609	$909	$1,231	$2,142

Class C	$221	$711	$1,228	$2,645

Class I	$97	$373	$671	$1,516

Class R-3	$168	$535	$927	$2,024

Class R-5	$97	$360	$644	$1,453

Portfolio Turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 40% of the average value of its portfolio.

Principal investment strategies | During normal market conditions, the Large Cap Core Fund seeks to achieve its objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of large U.S. companies (i.e., typically having a market capitalization over $3 billion at the time of investment). The fund will invest in securities that the portfolio managers believe are undervalued relative to their earnings growth prospects and have the potential for growth over the intermediate- and long-term. The fund also may invest in preferred stocks and convertible securities that the portfolio managers believe may permit the fund to achieve its investment objective.

In general, the fund’s portfolio managers seek to select securities that, at the time of purchase, typically have at least one of the following characteristics: (1) projected earnings growth rate at or above the S&P 500 Index, (2) above-average earnings quality and stability, or (3) a price-to-earnings ratio comparable to the S&P 500 Index. Although the fund

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Eagle Mutual Funds

SUMMARY OF LARGE CAP CORE    |    3.1.2010

is diversified, it normally will hold a focused portfolio of stocks of fewer companies than many other diversified funds. The fund will sell securities when they no longer meet the portfolio management team’s investment criteria.

Principal risks | The greatest risk of investing in this fund is that you could lose money. The fund invests primarily in common stocks whose values increase and decrease in response to the activities of the companies that issued such stocks, general market conditions and/or economic conditions. As a result, the fund’s net asset value (“NAV”) also increases and decreases. Investments in this fund are subject to the following primary risks and these risks are further explained in “Additional Information About Risk Factors”:

•	Focused holdings risk is the risk of a fund holding a core portfolio of stocks of fewer companies than other diversified funds;

•	Growth stock risk is the risk of a lack of earnings increase or lack of dividend yield;

•	Sector risk is the risk of a fund holding a core portfolio of stocks invested in similar businesses which could all be affected by the same economic or market conditions;

•	Stock market risk is the risk of broad stock market decline or decline in particular holdings; and

•	Value stock risk arises from the possibility that a stock’s true value may not be fully realized by the market.

Performance | The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund’s returns for various periods with benchmark returns. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund’s Class A share performance from one year to another. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

The returns in the preceding tables do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.

Average annual total returns

(for the periods ended December 31, 2009):

Fund return (after deduction of sales charges and expenses)

Share Class	Inception Date	1-yr	Lifetime
Class A – Return Before Taxes	5/2/05	26.56%	(1.83)%
Return After Taxes on Distributions		26.37%	(2.28)%

Return After Taxes on Distributions and Sale of Fund Shares		22.47%	(1.70)%
Class C	5/2/05	31.76%	(1.61)%
Class I	3/3/06	33.40%	(2.13)%
Class R-3	12/28/09
Class R-5	4/2/07	33.40%	(6.32)%

Index (reflects no deduction for fees, expenses or taxes)	1-yr	Lifetime
S&P 500 Index (Lifetime period is measured from the inception date of Class A shares)	26.46%	1.23%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class C, Class I, Class R-3 and Class R-5 will vary.

Manager | Eagle Asset Management, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33716, is the fund’s investment adviser.

Portfolio Managers | Richard H. Skeppstrom II, E. Craig Dauer, CFA®, John G. Jordan, III, CFA®, and Robert Marshall are Co-Portfolio Managers of the fund and responsible for all aspects of the fund’s management. Messrs. Skeppstrom, Dauer and Jordan have managed the fund since 2001 and Mr. Marshall has managed the fund since 2002.

eagleasset.com    |    13

Eagle Mutual Funds

SUMMARY OF LARGE CAP CORE    |    3.1.2010

Purchase and sale of fund shares | You may purchase or redeem Class A, C and I shares of the fund on any business day through your financial intermediary, by mail (Eagle Fund Services, Inc., P.O. Box 33022, St. Petersburg, FL 33733-8022), or by telephone (800.421.4184). Shares may also be purchased by check, wire, or electronic bank transfer. In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $500 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. For individual investors, the minimum initial purchase for Class I shares is $2,500,000, while fee-based plan sponsors set their own minimum requirements. Class R-3 and Class R-5 shares can only be purchased through a participating retirement plan and the minimum initial purchase for Class R-3 and Class R-5 shares is set by the plan administrator.

Tax information | The dividends you receive from a fund generally will be taxed as ordinary income, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case you may be subject to federal income tax upon withdrawal from such tax-deferred arrangements.

Payments to broker-dealers and other financial intermediaries | If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may influence the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Eagle Mutual Funds

SUMMARY OF MID CAP GROWTH FUND    |    3.1.2010

Investment objective | The Eagle Mid Cap Growth Fund (“Mid Cap Growth Fund” or the “fund”), formerly known as the Diversified Growth Fund, seeks long-term capital appreciation.

Fees and expenses | The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Mid Cap Growth Fund. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Eagle Family of Funds. More information about these and other discounts is available from your financial professional, on page 36 of the fund’s prospectus and on page 25 of the fund’s statement of additional information.

Shareholder fees (fees paid directly from your investment):	Class A	Class C	Class I	Class R-3	Class R-5
Maximum Sales Charge Imposed on Purchases (as a % of offering price)	4.75%	None	None	None	None

Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1%	None	None	None

Redemption Fee (as a % of amount redeemed, if applicable)	None	None	None	None	None

Annual fund operating expenses (expenses deducted from fund assets):	Class A	Class C	Class I	Class R-3	Class R-5
Investment Advisory Fees	0.60%	0.60%	0.60%	0.60%	0.60%

Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.50%	0.00%

Other Expenses	0.59%	0.62%	0.45%	0.64%	0.45%

Total Annual Fund Operating Expenses (b)	1.44%	2.22%	1.05%	1.74%	1.05%

Fee Reduction	0.00%	0.00%	(0.10)%	0.00%	(0.10)%

Net Expenses	1.44%	2.22%	0.95%	1.74%	0.95%

(a)	If you purchased $1,000,000 or more of Class A shares of an Eagle mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge at the time of sale.
(b)	As the fund’s asset levels change, the fund’s fees and expenses may differ from those reflected in the preceding table. For example, as asset levels decline, expense ratios may increase. Eagle Asset Management, Inc. (“Eagle”) has contractually agreed to cap its investment advisory fee and/or reimburse certain expenses of the fund to the extent that annual operating expenses of each class exceed a percentage of that class’ average daily net assets through February 28, 2011 as follows: Class A - 1.50%, Class C - 2.30%, Class I - 0.95%, Class R-3 - 1.70%, and Class R-5 -0.95%. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies, dividends, extraordinary expenses and includes offset expense arrangements with the fund’s custodian. The Board of Trustees may agree to change fee limitations or reimbursements without the approval of fund shareholders. Any reimbursement of fund expenses or reduction in Eagle’s investment advisory fees is subject to reimbursement by the fund within the following two fiscal years and any additional periods, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fund reimbursement.

Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$615	$909	$1,225	$2,117

Class C	$225	$694	$1,190	$2,554

Class I	$97	$324	$570	$1,274

Class R-3	$177	$548	$944	$2,052

Class R-5	$97	$324	$570	$1,274

Portfolio Turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 127% of the average value of its portfolio.

Principal investment strategies | During normal market conditions, the Mid Cap Growth Fund seeks to achieve its objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of mid-capitalization companies. The fund’s portfolio manager considers mid-capitalization companies to be those companies that, at the time of initial purchase, have market capitalizations that fall within the range of companies included in the Russell Midcap® Growth Index during the most recent 12-month period. The Russell Midcap® Growth Index ranged from approximately $37 million to $16.4 billion during the 12-month period ended December 31, 2009.

The fund will invest primarily in the equity securities of companies that the portfolio manager believes have the potential for above-average earnings or sales growth, reasonable valuations and acceptable debt levels. Such stocks can typically have high price-to-earnings ratios. Equity securities include common and preferred stock, warrants or rights exercisable into common or preferred stock and high-quality convertible securities.

eagleasset.com    |    15

Eagle Mutual Funds

SUMMARY OF MID CAP GROWTH FUND    |    3.1.2010

The portfolio manager generally does not emphasize investment in any particular investment sector or industry. The fund will generally sell when the stock has met the portfolio manager’s target price, the investment is no longer valid, a better investment opportunity has arisen or if the investment reaches a value more than 5% of the fund’s net assets.

Principal risks | The greatest risk of investing in this fund is that you could lose money. The fund invests primarily in common stocks whose values increase and decrease in response to the activities of the companies that issued such stocks, general market conditions and/ or economic conditions. As a result, the fund’s net asset value (“NAV”) also increases and decreases. Investments in this fund are subject to the following primary risks and these risks are further explained in “Additional Information About Risk Factors”:

•	Growth stock risk is the risk of a lack of earnings increase or lack of dividend yield;

•	Portfolio turnover risk is the risk that performance may be adversely affected by a high rate of portfolio turnover, which generally leads to greater transaction and tax costs;

•	Small- and mid-cap company risk arises because small- and mid-cap companies may have narrower commercial markets, less liquidity and less financial resources than large-cap companies; and

•	Stock market risk is the risk of broad stock market decline or decline in particular holdings.

Performance | The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund’s returns for various periods with benchmark returns. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund’s Class A share performance from one year to another. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

During 10 year period:	Return	Quarter ended

Best Quarter	36.81%	December 31, 2009

Worst Quarter	(25.72)%	December 31, 2008

The returns in the preceding tables do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.

Average annual total returns

(for the periods ended December 31, 2009):

Fund return (after deduction of sales charges and expenses)

Share Class	Inception Date	1-yr	5-yr	10-yr	Lifetime
Class A – Return Before Taxes	8/20/98	33.16%	3.44%	4.59%
Return After Taxes on Distributions		33.16%	2.15%	3.27%

Return After Taxes on Distributions and Sale of Fund Shares		28.19%	2.62%	3.39%
Class C	8/20/98	38.66%	3.66%	4.32%
Class I	6/21/06	40.44%			5.17%
Class R-3	1/12/09
Class R-5	12/28/09

Index (reflects no deduction for fees, expenses or taxes)	1-yr	5-yr	10-yr	Lifetime
Russell Midcap® Growth Index (Lifetime period is measured from the inception date of Class I shares)	46.29%	2.40%	(0.52)%	0.08%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class C, Class I, Class R-3 and Class R-5 will vary.

Manager | Eagle Asset Management, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33716, is the fund’s investment adviser.

Portfolio Managers | Bert L. Boksen is the fund’s Portfolio Manager and has been responsible for the day-to-day management of the fund since its inception. Christopher Sassouni, D.M.D. and Eric Mintz, CFA®, serve as Assistant Portfolio Managers of the fund. Messrs. Sassouni and Mintz have been Assistant Portfolio Managers of the fund since 2006 and 2008, respectively.

16    |    eagleasset.com

Eagle Mutual Funds

SUMMARY OF MID CAP GROWTH FUND    |    3.1.2010

Purchase and sale of fund shares | You may purchase or redeem Class A, C and I shares of the fund on any business day through your financial intermediary, by mail (Eagle Fund Services, Inc., P.O. Box 33022, St. Petersburg, FL 33733-8022), or by telephone (800.421.4184). Shares may also be purchased by check, wire, or electronic bank transfer. In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $500 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. For individual investors, the minimum initial purchase for Class I shares is $2,500,000, while fee-based plan sponsors set their own minimum requirements. Class R-3 and Class R-5 shares can only be purchased through a participating retirement plan and the minimum initial purchase for Class R-3 shares and Class R-5 shares is set by the plan administrator.

Tax information | The dividends you receive from a fund generally will be taxed as ordinary income, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case you may be subject to federal income tax upon withdrawal from such tax-deferred arrangements.

Payments to broker-dealers and other financial intermediaries | If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may influence the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

eagleasset.com    |    17

Eagle Mutual Funds

SUMMARY OF MID CAP STOCK FUND    |    3.1.2010

Investment objective | The Eagle Mid Cap Stock Fund (“Mid Cap Stock Fund” or the “fund”) seeks long-term capital appreciation.

Fees and expenses | The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Mid Cap Stock Fund. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Eagle Family of Funds. More information about these and other discounts is available from your financial professional, on page 36 of the fund’s prospectus and on page 25 of the fund’s statement of additional information.

Shareholder fees (fees paid directly from your investment):	Class A	Class C	Class I	Class R-3	Class R-5
Maximum Sales Charge Imposed on Purchases (as a % of offering price)	4.75%	None	None	None	None

Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1%	None	None	None

Redemption Fee (as a % of amount redeemed, if applicable)	None	None	None	None	None

Annual fund operating expenses (expenses deducted from fund assets):	Class A	Class C	Class I	Class R-3	Class R-5
Investment Advisory Fees	0.57%	0.57%	0.57%	0.57%	0.57%

Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.50%	0.00%

Other Expenses	0.44%	0.43%	0.30%	0.33%	0.22%

Total Annual Fund Operating Expenses (b)	1.26%	2.00%	0.87%	1.40%	0.79%

(a)	If you purchased $1,000,000 or more of Class A shares of an Eagle mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge at the time of sale.
(b)	As the fund’s asset levels change, the fund’s fees and expenses may differ from those reflected in the preceding table. For example, as asset levels decline, expense ratios may increase. Eagle Asset Management, Inc. (“Eagle”) has contractually agreed to cap its investment advisory fee and/or reimburse certain expenses of the fund to the extent that annual operating expenses of each class exceed a percentage of that class’ average daily net assets through February 28, 2011 as follows: Class A - 1.50%, Class C - 2.30%, Class I - 0.95%, Class R-3 - 1.70%, and Class R-5 - 0.95%. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies, dividends, extraordinary expenses and includes offset expense arrangements with the fund’s custodian. The Board of Trustees may agree to change fee limitations or reimbursements without the approval of fund shareholders. Any reimbursement of fund expenses or reduction in Eagle’s investment advisory fees is subject to reimbursement by the fund within the following two fiscal years and any additional periods, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fund reimbursement.

Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$597	$856	$1,134	$1,925

Class C	$203	$627	$1,078	$2,327

Class I	$89	$278	$482	$1,073

Class R-3	$143	$443	$766	$1,680

Class R-5	$81	$252	$439	$978

Portfolio Turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 196% of the average value of its portfolio.

Principal investment strategies | During normal market conditions, the Mid Cap Stock Fund seeks to achieve its objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the stocks of mid-capitalization companies. The fund’s portfolio manager considers mid-capitalization companies to be those companies that, at the time of initial purchase, have market capitalizations that fall within the range of companies included in the Russell Midcap® Index during the most recent 12-month period. The Russell Midcap® Index ranged from approximately $4 million to $16.5 billion during the 12-month period ended December 31, 2009.

The fund will invest primarily in the stocks of companies that the portfolio managers believe may be rapidly developing their business franchises, services and products, and have above-average earnings, cash flow and/or growth at a discount from their market value. The portfolio managers focus on common stocks of mid-capitalization companies that are believed to have sustainable advantages in their industries or sectors and fit within the portfolio management team’s growth and valuation guidelines. For this purpose, stocks include common and preferred stocks, warrants or rights exercisable into common or preferred stock, and securities convertible into common or preferred stock. The fund will sell securities when they no longer meet the portfolio managers’ investment criteria.

18    |    eagleasset.com

Eagle Mutual Funds

SUMMARY OF MID CAP STOCK FUND    |    3.1.2010

Principal risks | The greatest risk of investing in this fund is that you could lose money. The fund invests primarily in common stocks whose values increase and decrease in response to the activities of the companies that issued such stocks, general market conditions and/ or economic conditions. As a result, the fund’s net asset value (“NAV”) also increases and decreases. Investments in this fund are subject to the following primary risks and these risks are further explained in “Additional Information About Risk Factors”:

•	Growth stock risk is the risk of a lack of earnings increase or lack of dividend yield;

•	Portfolio turnover risk is the risk that performance may be adversely affected by a high rate of portfolio turnover, which generally leads to greater transaction and tax costs;

•	Sector risk is the risk of a fund holding a core portfolio of stocks invested in similar businesses which could all be affected by the same economic or market conditions;

•	Small- and mid-cap company risk arises because small- and mid-cap companies may have narrower commercial markets, less liquidity and less financial resources than large-cap companies;

•	Stock market risk is the risk of broad stock market decline or decline in particular holdings; and

•	Value stock risk arises from the possibility that a stock’s true value may not be fully realized by the market.

Performance | The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund’s returns for various periods with benchmark returns. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund’s Class A share performance from one year to another. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

During 10 year period:	Return	Quarter ended

Best Quarter	21.68%	December 31, 1999

Worst Quarter	(22.89)%	December 31, 2008

The returns in the preceding tables do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.

Average annual total returns

(for the periods ended December 31, 2009):

Fund return (after deduction of sales charges and expenses)

Share Class	Inception Date	1-yr	5-yr	10-yr	Lifetime
Class A – Return Before Taxes	11/6/97	24.78%	1.73%	6.34%
Return After Taxes on Distributions		24.78%	0.40%	4.85%

Return After Taxes on Distributions and Sale of Fund Shares		21.07%	1.06%	4.78%
Class C	11/6/97	30.08%	1.97%	6.06%
Class I	6/6/06	31.52%			0.57%
Class R-3	8/10/06	30.80%			0.48%
Class R-5	10/2/06	31.61%			(0.14)%

Index (reflects no deduction for fees, expenses or taxes)	1-yr	5-yr	10-yr	Lifetime
S&P MidCap 400 Index (Lifetime period is measured from the inception date of Class I shares)	37.38%	3.27%	6.36%	0.36%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class C, Class I, Class R-3 and Class R-5 will vary.

eagleasset.com    |    19

Eagle Mutual Funds

SUMMARY OF MID CAP STOCK FUND    |    3.1.2010

Manager | Eagle Asset Management, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33716, is the fund’s investment adviser.

Portfolio Managers | Todd McCallister, CFA® and Stacey Serafini Thomas, CFA®, are Co-Portfolio Managers of the fund and are jointly responsible for the day-to-day management of the fund’s investment portfolio. Mr. McCallister has served as the fund’s Portfolio Manager since its inception. Ms. Thomas served as the fund’s Assistant Portfolio Manager from 2000 to 2005 and as its Co-Portfolio Manager since 2005.

Purchase and sale of fund shares | You may purchase or redeem Class A, C and I shares of the fund on any business day through your financial intermediary, by mail (Eagle Fund Services, Inc., P.O. Box 33022, St. Petersburg, FL 33733-8022), or by telephone (800.421.4184). Shares may also be purchased by check, wire, or electronic bank transfer. In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $500 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. For individual investors, the minimum initial purchase for Class I shares is $2,500,000, while fee-based plan sponsors set their own minimum requirements. Class R-3 and Class R-5 shares can only be purchased through a participating retirement plan and the minimum initial purchase for Class R-3 shares and Class R-5 shares is set by the plan administrator.

Tax information | The dividends you receive from a fund generally will be taxed as ordinary income, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case you may be subject to federal income tax upon withdrawal from such tax-deferred arrangements.

Payments to broker-dealers and other financial intermediaries | If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may influence the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

20    |    eagleasset.com

Eagle Mutual Funds

SUMMARY OF SMALL CAP CORE VALUE FUND    |    3.1.2010

Investment objective | The Eagle Small Cap Core Value Fund (“Small Cap Core Value Fund” or the “fund”) seeks capital growth.

Fees and expenses | The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Small Cap Core Value Fund. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Eagle Family of Funds. More information about these and other discounts is available from your financial professional, on page 36 of the fund’s prospectus and on page 25 of the fund’s statement of additional information.

Shareholder fees (fees paid directly from your investment):	Class A	Class C	Class I	Class R-3	Class R-5
Maximum Sales Charge Imposed on Purchases (as a % of offering price)	4.75%	None	None	None	None

Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1%	None	None	None

Redemption Fee (as a % of amount redeemed, if applicable)	None	None	None	None	None

Annual fund operating expenses (expenses deducted from fund assets):	Class A	Class C	Class I	Class R-3	Class R-5
Investment Advisory Fees	0.60%	0.60%	0.60%	0.60%	0.60%

Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.50%	0.00%

Other Expenses	3.68%	3.77%	1.20%	3.68%	1.20%

Acquired Fund Fees and Expenses (b)	0.02%	0.02%	0.02%	0.02%	0.02%

Total Annual Fund	4.55%	5.39%	1.82%	4.80%	1.82%

Operating Expenses (c) Fee Reduction	(3.07)%	(3.11)%	(0.87)%	(3.10)%	(0.87)%

Net Expenses	1.48%	2.28%	0.95%	1.70%	0.95%

(a)	If you purchased $1,000,000 or more of Class A shares of an Eagle mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge at the time of sale.
(b)	Acquired Fund Fees and Expenses are fees incurred indirectly by the fund as a result of investment in certain pooled investment vehicles, such as mutual funds.
(c)	As the fund’s asset levels change, the fund’s fees and expenses may differ from those reflected in the preceding table. For example, as asset levels decline, expense ratios may increase. Eagle Asset Management, Inc. (“Eagle”) has contractually agreed to cap its investment advisory fee and/or reimburse certain expenses of the fund to the extent that annual operating expenses of each class exceed a percentage of that class’ average daily net assets through February 28, 2011 as follows: Class A - 1.50%, Class C - 2.30%, Class I - 0.95%, Class R-3 - 1.70%, and Class R-5 - 0.95%. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies, dividends, extraordinary expenses and includes offset expense arrangements with the fund’s custodian. The Board of Trustees may agree to change fee limitations or reimbursements without the approval of fund shareholders. Any reimbursement of fund expenses or reduction in Eagle’s investment advisory fees is subject to reimbursement by the fund within the following two fiscal years and any additional periods, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fund reimbursement.

Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$618	$1,520	$2,429	$4,739

Class C	$231	$1,334	$2,429	$5,127

Class I	$97	$488	$904	$2,066

Class R-3	$173	$1,166	$2,164	$4,676

Class R-5	$97	$488	$904	$2,066

Portfolio Turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 23% of the average value of its portfolio.

Principal investment strategies | During normal market conditions, the Small Cap Core Value Fund seeks to achieve its objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of small-capitalization companies. The fund’s portfolio managers consider small-capitalization companies to be those companies that, at the time of initial purchase, have a market capitalization equal to or less than the largest company in the Russell 2000® Index during the most recent 12-month period (approximately $5.6 billion during the 12-month period ended December 31, 2009).

eagleasset.com    |    21

Eagle Mutual Funds

SUMMARY OF SMALL CAP CORE VALUE FUND    |    3.1.2010

The fund’s portfolio managers use a value approach to select the fund’s investments. Using this investment style, the portfolio managers seek securities selling at discounts to their underlying values and then hold these securities until the market values reflect their intrinsic values. Factors that the portfolio managers look for in selecting investments include: (1) favorable expected returns relative to perceived risk; (2) management with demonstrated ability and commitment to the company; (3) above average potential for earnings and revenue growth; (4) low market valuations relative to forecasted earnings, book value, cash flow and sales; (5) turnaround potential for companies that have been through difficult periods; (6) low debt levels relative to total capitalization; and (7) strong industry fundamentals, such as increasing or sustainable demand and barriers to entry. The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal risks | The greatest risk of investing in this fund is that you could lose money. The fund invests primarily in common stocks whose values increase and decrease in response to the activities of the companies that issued such stocks, general market conditions and/or economic conditions. As a result, the fund’s net asset value (“NAV”) also increases and decreases. Investments in this fund are subject to the following primary risks and these risks are further explained in “Additional Information About Risk Factors”:

•	Growth stock risk is the risk of a lack of earnings increase or lack of dividend yield;

•

Investing in other investment companies and exchange-traded funds (“ETFs”) carries with it the risk that by investing in another investment company or ETF the fund, and therefore its shareholders, indirectly bear the fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company or ETF, in addition to the fees and expenses fund shareholders directly bear in connection with the fund’s own operations;

•	Market timing risk arises because a fund’s value may be affected by market timing, especially in small-cap securities;

•	Small- and mid-cap company risk arises because small- and mid-cap companies may have narrower commercial markets, less liquidity and less financial resources than large-cap companies;

•	Stock market risk is the risk of broad stock market decline or decline in particular holdings; and

•	Value stock risk arises from the possibility that a stock’s true value may not be fully realized by the market.

Performance | The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund’s returns for various periods with benchmark returns. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund’s Class A share performance from one year to another. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

During 10 year period:	Return	Quarter ended

Best Quarter	25.26%	June 30, 2009

Worst Quarter	(16.05)%	March 31, 2009

The returns in the preceding tables do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.

Average annual total returns

for the periods ended December 31, 2009):

Fund return (after deduction of sales charges and expenses)

Share Class	Inception Date	1-yr	Lifetime
Class A – Return Before Taxes	11/3/08	26.15%	18.35%
Return After Taxes on Distributions		24.73%	17.20%

Return After Taxes on Distributions and Sale of Fund Shares		21.39%	14.95%
Class C	11/3/08	31.38%	22.49%
Class I	3/9/09
Class R-3	12/28/09
Class R-5	12/28/09

Index (reflects no deduction for fees, expenses or taxes)	1-yr	Lifetime
Russell 2000® Index (Lifetime period is measured from the inception date of Class A shares)	27.17%	15.70%

22    |    eagleasset.com

Eagle Mutual Funds

SUMMARY OF SMALL CAP CORE VALUE FUND    |    3.1.2010

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class C, Class I, Class R-3 and Class R-5 will vary.

Manager | Eagle Asset Management, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33716, is the fund’s investment adviser.

Subadviser | Eagle Boston Investment Management, Inc. serves as the subadviser to the fund.

Portfolio Managers | David M. Adams serves as the fund’s Lead Portfolio Manager and John McPherson serves as the fund’s Co-Portfolio Manager. Both men have been responsible for the day-to-day management of the fund since its inception.

Purchase and sale of fund shares | You may purchase or redeem Class A, C and I shares of the fund on any business day through your financial intermediary, by mail (Eagle Fund Services, Inc., P.O. Box 33022, St. Petersburg, FL 33733-8022), or by telephone (800.421.4184). Shares may also be purchased by check, wire, or electronic bank transfer. In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $500 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. For individual investors, the minimum initial purchase for Class I shares is $2,500,000, while fee-based plan sponsors set their own minimum requirements. Class R-3 and Class R-5 shares can only be purchased through a participating retirement plan and the minimum initial purchase for Class R-3 shares and Class R-5 shares is set by the plan administrator.

Tax information | The dividends you receive from a fund generally will be taxed as ordinary income, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case you may be subject to federal income tax upon withdrawal from such tax-deferred arrangements.

Payments to broker-dealers and other financial intermediaries | If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may influence the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Eagle Mutual Funds

SUMMARY OF SMALL CAP GROWTH FUND    |    3.1.2010

Investment objective | The Eagle Small Cap Growth Fund (“Small Cap Growth Fund” or the “fund”), formerly known as the Small Cap Stock Fund, seeks long-term capital appreciation.

Fees and expenses | The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Small Cap Growth Fund. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Eagle Family of Funds. More information about these and other discounts is available from your financial professional, on page 36 of the fund’s prospectus and on page 25 of the fund’s statement of additional information.

Shareholder fees (fees paid directly from your investment):	Class A	Class C	Class I	Class R-3	Class R-5
Maximum Sales Charge Imposed on Purchases (as a % of offering price)	4.75%	None	None	None	None

Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1%	None	None	None

Redemption Fee (as a % of amount redeemed, if applicable)	None	None	None	None	None

Annual fund operating expenses (expenses deducted from fund assets):	Class A	Class C	Class I	Class R-3	Class R-5
Investment Advisory Fees	0.60%	0.60%	0.60%	0.60%	0.60%

Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.50%	0.00%

Other Expenses	0.52%	0.57%	0.27%	0.44%	0.30%

Total Annual Fund Operating Expenses (b)	1.37%	2.17%	0.87%	1.54%	0.90%

(a)	If you purchased $1,000,000 or more of Class A shares of an Eagle mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge at the time of sale.
(b)	As the fund’s asset levels change, the fund’s fees and expenses may differ from those reflected in the preceding table. For example, as asset levels decline, expense ratios may increase. Eagle Asset Management, Inc. (“Eagle”) has contractually agreed to cap its investment advisory fee and/or reimburse certain expenses of the fund to the extent that annual operating expenses of each class exceed a percentage of that class’ average daily net assets through February 28, 2011 as follows: Class A - 1.50%, Class C - 2.30%, Class I - 0.95%, Class R-3 - 1.70%, and Class R-5 - 0.95%. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies, dividends, extraordinary expenses and includes offset expense arrangements with the fund’s custodian. The Board of Trustees may agree to change fee limitations or reimbursements without the approval of fund shareholders. Any reimbursement of fund expenses or reduction in Eagle’s investment advisory fees is subject to reimbursement by the fund within the following two fiscal years and any additional periods, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fund reimbursement.

Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$608	$888	$1,189	$2,043

Class C	$220	$679	$1,164	$2,503

Class I	$89	$278	$482	$1,073

Class R-3	$157	$486	$839	$1,834

Class R-5	$92	$287	$498	$1,108

Portfolio Turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 110% of the average value of its portfolio.

Principal investment strategies | During normal market conditions, the Small Cap Growth Fund seeks to achieve its objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the stocks of small-capitalization companies. The fund’s portfolio manager considers small-capitalization companies to be those companies that, at the time of initial purchase, have a market capitalization equal to or less than the largest company in the Russell 2000® Growth Index during the most recent 12-month period (approximately $5.6 billion during the 12-month period ended December 31, 2009).

When making its investment decisions, the portfolio manager generally focuses on investing in the securities of companies that the portfolio manager believes have accelerating earnings growth rates, reasonable valuations (typically with a price-to-earnings ratio of no more than the earnings growth rate), strong management that participates in the ownership of the company, reasonable debt levels and/or a high or expanding return on equity. The fund will sell securities when they no longer meet the portfolio managers’ investment criteria.

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Eagle Mutual Funds

SUMMARY OF SMALL CAP GROWTH FUND    |    3.1.2010

Principal risks | The greatest risk of investing in this fund is that you could lose money. The fund invests primarily in common stocks whose values increase and decrease in response to the activities of the companies that issued such stocks, general market conditions and/ or economic conditions. As a result, the fund’s net asset value (“NAV”) also increases and decreases. Investments in this fund are subject to the following primary risks and these risks are further explained in “Additional Information About Risk Factors”:

•	Growth stock risk is the risk of a lack of earnings increase or lack of dividend yield;

•	Market timing risk arises because a fund’s value may be affected by market timing, especially in small-cap securities;

•	Small- and mid-cap company risk arises because small-and mid-cap companies may have narrower commercial markets, less liquidity and less financial resources than large-cap companies; and

•	Stock market risk is the risk of broad stock market decline or decline in particular holdings.

Performance | The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund’s returns for various periods with benchmark returns. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund’s Class A share performance from one year to another. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

During 10 year period:	Return	Quarter ended

Best Quarter	21.64%	June 30, 1999

Worst Quarter	(27.14)%	December 31, 2008

The returns in the preceding tables do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.

Average annual total returns

(for the periods ended December 31, 2009):

Fund return (after deduction of sales charges and expenses)

Share Class	Inception Date	1-yr	5-yr	10-yr	Lifetime
Class A – Return Before Taxes	5/7/93	27.83%	0.74%	5.03%
Return After Taxes on Distributions		27.83%	(0.11)%	3.98%

Return After Taxes on Distributions and Sale of Fund Shares		23.66%	0.63%	4.04%
Class C	4/3/95	33.08%	0.94%	4.75%
Class I	6/27/06	34.83%			2.16%
Class R-3	9/19/06	33.91%			(0.31)%
Class R-5	10/2/06	34.78%			0.37%

Index (reflects no deduction for fees, expenses or taxes)	1-yr	5-yr	10-yr	Lifetime
Russell 2000® Growth Index (Lifetime period is measured from the inception date of Class I shares)	34.47%	0.87%	(1.37)%	(1.24)%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class C, Class I, Class R-3 and Class R-5 will vary.

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Eagle Mutual Funds

SUMMARY OF SMALL CAP GROWTH FUND    |    3.1.2010

Manager | Eagle Asset Management, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33716, is the fund’s investment adviser.

Portfolio Managers | Bert L. Boksen is the fund’s Portfolio Manager. He has been responsible for the day-to-day management of the fund since 2008. From 1995 to 2008, Mr. Boksen was responsible for the day-today management of a portion of the fund. Eric Mintz, CFA®, is Assistant Portfolio Manager of the fund and has served in that capacity since 2008.

Purchase and sale of fund shares | You may purchase or redeem Class A, C and I shares of the fund on any business day through your financial intermediary, by mail (Eagle Fund Services, Inc., P.O. Box 33022, St. Petersburg, FL 33733-8022), or by telephone (800.421.4184). Shares may also be purchased by check, wire, or electronic bank transfer. In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $500 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. For individual investors, the minimum initial purchase for Class I shares is $2,500,000, while fee-based plan sponsors set their own minimum requirements. Class R-3 and Class R-5 shares can only be purchased through a participating retirement plan and the minimum initial purchase for Class R-3 shares and Class R-5 shares is set by the plan administrator.

Tax information | The dividends you receive from a fund generally will be taxed as ordinary income, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case you may be subject to federal income tax upon withdrawal from such tax-deferred arrangements.

Payments to broker-dealers and other financial intermediaries | If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may influence the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Each fund offers five classes of fund shares: Class A, Class C, Class I, Class R-3 and Class R-5 shares. Each class has a different combination of purchase restrictions, sales charges and ongoing fees allowing you to choose the class that best meets your needs. The following sections explain the sales charges or other fees you may pay when investing in each class.

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Eagle Mutual Funds

INVESTMENT GRADE BOND FUND    |    3.1.2010

Historical Performance of Similar Accounts Managed by the Portfolio Manager

As of the date of the prospectus, the Investment Grade Bond Fund had not yet commenced operations and, thus, the fund does not have performance history. The performance shown below is not the performance of the Investment Grade Bond Fund and is not a guarantee of future results in managing the fund. This composite performance information should not be considered a substitute for the fund’s performance.

The performance information included below (“Fixed Income Composite”) has been provided by the Manager and is designed to show you how accounts managed by the Portfolio Manager have performed over various periods in the past. The Fixed Income Composite is comprised of a composite of accounts managed at Eagle since January 1, 2003. The Fixed Income Composite includes all of the accounts managed in a similar manner by the Portfolio Manager in similar investment strategies to the fund. The Fixed Income Composite is net of the Investment Grade Bond Fund’s contractual Class A share maximum operating expenses (0.85%). The Class A share maximum was selected for comparison because it is the most representative of the Portfolio Manager’s record. Certain investment, diversification and tax law limitations that are imposed on registered investment companies such as the fund are not applicable to the Fixed Income Composite and may have adversely affected the performance of the Fixed Income Composite had they been applicable. The current composite performance may vary from that shown.

Average annual total returns

(for the periods ended December 31, 2009):

Share Class	1-yr	3-yr	5-yr	Since Inception (1/1/2003)
Fixed Income Composite	5.00%	5.97%	4.44%	3.75%
Barclays Intermediate Government / Credit Bond Index	5.24%	5.90%	4.66%	4.37%

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Eagle Mutual Funds

PROSPECTUS    |    3.1.2010

Additional Information on the Funds

Each fund’s investment objective is non-fundamental and may be changed by the Boards of Trustees without shareholder approval.

As a temporary defensive measure because of market, economic or other conditions, each fund may invest up to 100% of its assets in high-quality, short-term debt instruments or may take positions that are inconsistent with its principal investment strategies. To the extent that a fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

Additional Information Regarding Investment Strategies

Capital Appreciation Fund | The fund’s portfolio management team uses a “bottom-up” method of analysis based on in-depth, fundamental research to determine which stocks to purchase for the fund. A bottom-up method of analysis de-emphasizes the significance of economic and market cycles. The primary focus is the analysis of individual companies rather than the industry in which that company operates or the economy as a whole.

The fund will invest primarily in common stocks of U.S. companies that the portfolio management team believes have established positions in their industries and the potential for favorable long-term returns. In addition, the fund may invest in common stocks of foreign companies. The true worth of the companies’ stocks may not be recognized by the market or the stocks may be currently out of favor with investors. The fund will sell securities when they no longer meet the portfolio management team’s investment criteria.

Growth & Income Fund | The fund’s portfolio managers adhere to a relative value investment style, employing a “bottom-up” investment process that seeks to acquire promising companies with sound business fundamentals at a time when they believe intrinsic value is not fully recognized by the marketplace. A bottom-up method of analysis deemphasizes the significance of economic and market cycles. The portfolio managers’ philosophy defines value in three categories:

•	Basic Value — stocks of financially sound companies with well established businesses that are selling at low valuations relative to the company’s net assets or potential earning power;

•	Consistent Earners — companies that exhibit blue chip characteristics, with steady earnings and dividend growth that are selling at attractive valuations and are priced below historical norms; and

•	Emerging Franchises — value-priced companies in the process of establishing a leading position in a product, service or market that is expected to grow at an above average rate.

Equity securities typically include common stocks including foreign stock, convertible securities, preferred stocks, and real estate investment trusts (“REITs”). The fund may also invest in corporate bonds and government securities, including securities issued by U.S. government-sponsored enterprises, which are not backed by the full faith and credit of the U.S. government and are not guaranteed or insured by the U.S. government. The securities in which the fund may invest may be rated below investment grade by Moody’s Investors Service, Inc. or Standard & Poor’s or, if unrated, deemed to be of comparable quality.

The fund may write covered call options (not to exceed 10% of its total assets) on common stocks in its portfolio or on common stocks into which securities held by it are convertible to earn additional income or buy call options to close out call options it has written. The fund may purchase debt securities of any maturity. The fund will sell securities when they no longer meet the portfolio managers’ investment criteria.

International Equity Fund | The fund may invest in securities traded on any securities market in the world. When allocating the fund’s assets among various securities markets of the world, the portfolio managers consider such factors as the condition and growth potential of the economies and securities markets, currency and taxation considerations, custodial issues, and financial, social, national and political factors. The portfolio managers also consider market regulations and liquidity of the market.

The fund normally invests at least 50% of its investment portfolio in securities traded in developed foreign securities markets, such as those included in the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE®”). MSCI EAFE® is an unmanaged index representative of the market structure of approximately 20 countries from the stock markets of Europe, Australasia and the Far East. The fund may also invest up to 35% of its assets in emerging markets, which are those countries whose markets are not yet highly developed, some of these emerging markets are included in the Morgan Stanley Capital International All Country World Index ex-US (“MSCI ACWI ex-US®”). The fund can invest in foreign currency and purchase and sell forward foreign currency contracts and futures contracts to improve its returns or protect its assets. When deemed appropriate by the portfolio managers, the fund may from time to time seek to reduce foreign currency risk by hedging some or all of the fund’s foreign currency exposure back into the U.S. dollar.

The fund’s portfolio managers use a “bottom-up” sector and stock-specific approach within the developed markets of Europe, Canada and Australia. A bottom-up method of analysis de-emphasizes the significance of economic and market cycles. The primary focus is the analysis of individual companies rather than the industry in which that company operates or the economy as a whole. Within the emerging markets, a “top-down”, macro-economic driven process is adopted. A top-down method of analysis emphasizes the significance of economic and market cycles. Finally, when considering investments in Japanese companies, a hybrid approach (both bottom-up and top-down) is most effective.

Generally, the fund will invest in companies with a market cap of greater than $2.5 billion. It may invest in companies whose earnings are believed to be in a relatively strong growth trend or in companies in which significant further growth is not anticipated, but whose market value per share is thought to be undervalued. The fund also can invest a portion of its assets in investment-grade fixed income securities when equity securities appear to be overvalued. Investing in fixed income securities affords the fund the opportunity for capital growth, as in periods of declining interest rates. The fund may also invest up to 10% of its assets in debt securities of U.S. and foreign issuers, including high-risk, high-yield non-investment grade bonds (“junk bonds”) and emerging market debt securities. The fund will sell securities when they no longer meet the portfolio managers’ investment criteria.

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Eagle Mutual Funds

PROSPECTUS    |    3.1.2010

Investment Grade Bond Fund | The fund’s strategy is to actively allocate assets among fixed income sectors. The fund may invest in instruments of any maturity but expects to typically invest in instruments with maturities shorter than 10 years. The average portfolio duration of the fund is expected to vary and may generally range anywhere from two to seven years based upon economic and market conditions. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with longer average portfolio duration will be more sensitive to changes in interest rates than a fund with shorter average portfolio duration.

The fund’s Portfolio Manager’s analysis of corporate and agency bonds may include consideration of a company’s experience and managerial strength, changing financial conditions, borrowing requirements or debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. In addition, the Portfolio Manager may consider factors such as anticipated cash flow, company credit rating, interest or dividend coverage, asset coverage and earnings prospects. The fund may sell securities when the Portfolio Manager believes that they no longer meet the fund’s investment criteria.

Large Cap Core Fund | The portfolio managers’ strategy combines a “bottom-up” research process with a relative-valuation discipline in purchasing stocks. A bottom-up method of analysis de-emphasizes the significance of economic and market cycles. In general, the fund’s portfolio managers seek to select securities that, at the time of purchase, typically have at least one of the following characteristics: (1) projected earnings growth rate at or above the S&P 500 Index, (2) above-average earnings quality and stability, or (3) a price-to-earnings ratio comparable to the S&P 500 Index. Although the fund is diversified, it normally will hold a focused portfolio of stocks of fewer companies than many other diversified funds. The fund will sell securities when they no longer meet the portfolio management team’s investment criteria.

Mid Cap Growth Fund | The portfolio manager uses a “bottom-up” method of analysis based on fundamental research to determine which common stocks to purchase for the fund. A bottom-up method of analysis de-emphasizes the significance of economic and market cycles. The primary focus is the analysis of individual companies rather than the industry in which that company operates or the economy as a whole. The portfolio manager attempts to purchase stocks that have the potential for above-average earnings or sales growth, reasonable valuations and acceptable debt levels. Such stocks can typically have high price-to-earnings ratios. The portfolio manager generally does not emphasize investment in any particular investment sector or industry.

The fund will invest primarily in equity securities of companies that the portfolio manager believes have high growth rates and strong prospects for their business or services. Equity securities include common and preferred stock, warrants or rights exercisable into common or preferred stock and high-quality convertible securities. The fund will generally sell when the stock has met the portfolio manager’s target price, the investment is no longer valid, a better investment opportunity has arisen or if the investment reaches a value more than 5% of the fund’s net assets.

Mid Cap Stock Fund | The fund’s portfolio managers use a “bottom-up” method of analysis based on fundamental research to determine which common stocks to purchase for the fund. A bottom-up method of analysis de-emphasizes the significance of economic and market cycles. The primary focus is the analysis of individual companies rather than the industry in which that company operates or the economy as a whole. The fund’s portfolio managers seek to purchase mid-cap companies that have above-average earnings, cash flow and/or growth at a discount from their market value. The portfolio managers focus on common stocks of mid-cap companies that are believed to have sustainable advantages in their industries or sectors and fit within the portfolio management team’s growth and valuation guidelines.

The fund will invest primarily in stocks of companies that the portfolio managers believe may be rapidly developing their business franchises, services and products, and have competitive advantages in their sectors. For this purpose, stocks include common and preferred stocks, warrants or rights exercisable into common or preferred stock, and securities convertible into common or preferred stock. The fund will sell securities when they no longer meet the portfolio managers’ investment criteria.

Small Cap Core Value Fund | The fund’s portfolio managers use a value approach to select the fund’s investments. Using this investment style, the portfolio managers seek securities selling at discounts to their underlying values and then hold these securities until the market values reflect their intrinsic values. In making that assessment of value, the portfolio managers employ a bottom-up analytic style and perform fundamental research. A bottom-up method of analysis de-emphasizes the significance of economic and market cycles and focuses on the outlook at the company and industry level. Factors that the portfolio managers look for in selecting investments include:

•	Favorable expected returns relative to perceived risk;

•	Management with demonstrated ability and commitment to the company;

•	Above average potential for earnings and revenue growth;

•	Low market valuations relative to forecasted earnings, book value, cash flow and sales;

•	Turnaround potential for companies that have been through difficult periods;

•	Low debt levels relative to total capitalization; and

•	Strong industry fundamentals, such as increasing or sustainable demand and barriers to entry.

The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Small Cap Growth Fund | When making its investment decisions, the portfolio manager generally focuses on investing in the securities of companies that the portfolio manager believes have accelerating earnings growth rates, reasonable valuations (typically with a price-to-earnings ratio of no more than the earnings growth rate), strong management that participates in the ownership of the company, reasonable debt levels and/ or a high or expanding return on equity. The portfolio manager utilizes a “bottom-up” approach to identifying the companies in which it invests and performs proprietary investment research. A bottom-up method of analysis de-emphasizes the significance of economic and market cycles. The primary focus is of the individual companies rather than the industry in which that company operates or the economy as a whole.

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Eagle Mutual Funds

PROSPECTUS    |    3.1.2010

Additional Information About Risk Factors

The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the funds. The following table identifies the primary risk factors of each fund in light of their respective principal investment strategies. These risk factors are explained following the table.

Risk	Capital Appreciation	Growth & Income	International Equity	Investment Grade Bond	Large Cap Core	Mid Cap Growth	Mid Cap Stock	Small Cap Core Value	Small Cap Growth
Call				X

Covered call options		X

Credit		X	X	X

Derivatives			X

Emerging markets			X

Focused holdings	X				X

Foreign securities		X	X	X

Government sponsored enterprises		X		X

Growth stocks	X	X	X		X	X	X	X	X

High-yield securities		X	X	X

Inflation				X

Interest rates		X	X	X

Issuer and market				X

Liquidity			X	X

Market timing activities		X	X					X	X

Mortgage- and asset-backed				X

Other investment companies and ETFs			X	X				X

Portfolio turnover			X			X	X

Sectors	X		X		X		X

Small- and mid-cap companies	X	X	X			X	X	X	X

Stock market	X	X	X		X	X	X	X	X

Value stocks		X			X		X	X

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Eagle Mutual Funds

PROSPECTUS    |    3.1.2010

Call | Call risk is the possibility that, as interest rates decline to a level that is significantly lower than the rate assigned to the fixed income security, the security may be called (redeemed) prior to maturity. The fund would lose the benefit of holding a fixed income security that is paying a rate above the current market rate and would likely have to reinvest the proceeds in other fixed income securities that have lower yields.

Covered call options | Because a fund may write covered call options, a fund may be exposed to risk stemming from changes in the value of the stock that the option is written against. While call option premiums may generate incremental portfolio income, they also can limit gains from market movements.

Credit | A fund could lose money if the issuer of a fixed-income security is unable to meet its financial obligations or goes bankrupt. Credit risk usually applies to most fixed-income securities, but generally is not a factor for U.S. government obligations.

Derivatives | A fund may use derivatives such as futures contracts, forward foreign currency contracts and options on futures to adjust the risk/return characteristics of its investment portfolio. These practices, however, may present risks different from or in addition to the risks associated with investments in foreign currencies. There can be no assurance that any strategy used will succeed. If a fund’s portfolio manager incorrectly forecasts stock market values or currency exchange rates in utilizing a strategy for the fund, the fund could lose money.

Emerging markets | When investing in emerging markets, the risks mentioned below of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than or in addition to investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; and delays and disruptions in securities settlement procedures. In addition, there may be more volatile rates of return.

Focused holdings | For funds that normally hold a core portfolio of stocks of fewer companies than other more diversified funds, the increase or decrease of the value of a single stock may have a greater impact on the fund’s net asset value (“NAV”) and total return.

Foreign securities | Investments in foreign securities involve greater risks than investing in domestic securities. As a result, a fund’s return and NAV may be affected by fluctuations in currency exchange rates or political or economic conditions and regulatory requirements in a particular country. Foreign markets, as well as foreign economies and political systems, may be less stable than U.S. markets, and changes in the exchange rates of foreign currencies can affect the value of a fund’s foreign assets. Foreign laws and accounting standards typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies. Custodial and/or settlement systems in foreign markets may not be fully developed and the laws of certain countries may limit the ability to recover assets if a foreign bank or depository or their agents goes bankrupt.

Government sponsored enterprises | Investments in government sponsored enterprises are debt obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association; (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer’s obligations, such as those of the Student Loan Marketing Association; or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so in which case, if the issuer defaulted, the fund holding securities of such issuer might not be able to recover its investment from the U.S. Government.

Growth stocks | Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, investors may punish the prices of stocks excessively, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

High-yield securities | Investments in securities rated below investment grade, or “junk bonds”, generally involve significantly greater risks of loss of your money than an investment in investment grade bonds. Compared with issuers of investment grade bonds, junk bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy. Additionally, due to the greater number of considerations involved in the selection of a fund’s securities, the achievement of a fund’s objective depends more on the skills of the portfolio manager than investing only in higher rated securities. Therefore, your investment may experience greater volatility in price and yield. High-yield securities may be less liquid than higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell.

Inflation | Inflation risk is the risk that the market value of securities will decrease as higher inflation shrinks the purchasing power of any affected currencies.

Interest rates | Investments in investment-grade and non-investment grade fixed-income securities are subject to interest rate risk. The value of a fund’s fixed income investments typically will fall when interest rates rise. A fund is particularly sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt

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Eagle Mutual Funds

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securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. Yields of debt securities will fluctuate over time.

Issuer and market | Issuer and market risk is the risk that the prices of, and the income generated by, securities held by the fund may decline in response to certain events, such as general economic and market conditions, regional or global economic instability, interest rate fluctuations, and those events directly involving the issuers.

Liquidity | Liquidity risk is the possibility that the fund might be unable to sell a security promptly and at an acceptable price, which could have the effect of decreasing the overall level of the fund’s liquidity. Market developments may cause the fund’s investments to become less liquid and subject to erratic price movements. The fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the fund.

Market timing activities | Because of specific securities a fund may invest in, it could be subject to the risk of market timing activities by fund shareholders. Some examples of these types of securities are high-yield, small-cap and foreign securities. Typically, foreign securities offer the most opportunity for these market timing activities. A fund generally prices these foreign securities using their closing prices from the foreign markets in which they trade, typically prior to a fund’s calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before a fund prices its shares. In such instances, a fund may fair value foreign securities. However, some investors may engage in frequent short-term trading in a fund to take advantage of any price differentials that may be reflected in the NAV of a fund’s shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing. While Eagle Fund Services, Inc. (“EFS”) monitors trading in the fund, there is no guarantee that it can detect all market timing activities.

Mortgage- and asset-backed | Mortgage- and asset-backed risk, which is possible in an unstable or depressed housing market, arises from the potential for mortgage failure or premature repayment of principal. The reduced value of the fund’s securities and the potential loss of principal as a result of mortgagee’s failure to repay would have a negative impact on the fund. Premature repayment of principal would make it difficult for the fund to reinvest the prepaid principal at a time when interest rates on new mortgages are declining, thereby reducing the fund’s income.

Other investment companies and ETFs | Investments in the securities of other investment companies and ETFs, (which may, in turn invest in equities, bonds, and other financial vehicles) may involve duplication of advisory fees and certain other expenses. By investing in another investment company or ETF, a fund becomes a shareholder of that investment company or ETF. As a result, fund shareholders indirectly bear the fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company or ETF, in addition to the fees and expenses fund shareholders directly bear in connection with the fund’s own operations.

As a shareholder, the fund must rely on the investment company or ETF to achieve its investment objective. If the investment company or ETF fails to achieve its investment objective, the value of the fund’s investment will decline, adversely affecting the fund’s performance. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares potentially may trade at a discount or a premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to a fund. Finally, because the value of ETF shares depends on the demand in the market, the portfolio manager may not be able to liquidate a fund’s holdings at the most optimal time, adversely affecting the fund’s performance.

Portfolio turnover | A fund may engage in more active and frequent trading of portfolio securities to a greater extent than certain other mutual funds with similar investment objectives. A fund’s turnover rate may vary greatly from year to year or during periods within a year. A high rate of portfolio turnover may lead to greater transaction costs, result in additional tax consequences to investors and adversely affect performance.

Sectors | Companies that are in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to change. To the extent a fund has substantial holdings within a particular sector, the risks associated with that sector increase.

Small- and mid-cap companies | Investments in small- and mid-cap companies generally involve greater risks than investing in large-capitalization companies. Small- and mid-cap companies often have narrower commercial markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a fund’s portfolio. Generally, the smaller the company size, the greater these risks. Additionally, small- and mid-cap companies may have less market liquidity than large-cap companies.

Stock market | The value of a fund’s stock holdings may decline in price because of changes in prices of its holdings or a broad stock market decline. These fluctuations could be a sustained trend or a drastic movement. The stock markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Value stocks | Investments in value stocks are subject to the risk that their true worth may not be fully realized by the market. This may result in the value stocks’ prices remaining undervalued for extended periods of time. A fund’s performance also may be affected adversely if value stocks remain unpopular with or lose favor among investors.

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Management of Funds

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Manager

Eagle Asset Management, Inc. (“Eagle” or “Manager”) located at 880 Carillon Parkway, St. Petersburg, Florida 33716, serves as investment adviser and administrator for each fund. Eagle manages, supervises and conducts the business and administrative affairs of these funds and other mutual funds. Eagle is a wholly owned subsidiary of Raymond James Financial, Inc. (“RJF”) which, together with its subsidiaries, provides a wide range of financial services to retail and institutional clients. As of December 31, 2009, Eagle had approximately $17.0 billion of assets under management. The basis for the approval of each Investment Advisory contract is contained in the annual report for the period ended October 31, 2009. Except as noted, the table below contains the effective investment advisory fee rate for the last fiscal year for each fund, which takes into account fee caps, fee recovery and breakpoints, as applicable. For funds that have breakpoints in their fee rate, the advisory fee rate for funds may decline as assets increase.

Fees Charged
Capital Appreciation Fund	0.60%
Growth & Income Fund	0.59%
International Equity Fund	0.71%
Investment Grade Bond Fund (a)	0.30%
Large Cap Core Fund	0.60%
Mid Cap Growth Fund	0.60%
Mid Cap Stock Fund	0.57%
Small Cap Core Value Fund	0.00%
Small Cap Growth Fund	0.60%

(a)	Advisory fee expected to be charged during the period ending October 31, 2010.

Each fund has entered into an Administration Agreement with Eagle under which each fund pays Eagle for various administrative services at a rate of 0.15% of average daily net assets for Class A, Class C and Class R-3 shares and a rate of 0.10% of average daily net assets for Class I and Class R-5.

Subadvisers

Eagle may allocate and change allocations of the assets of a fund among one or more investment subadvisers, subject to review by the Board of Trustees (the “Board”). In the future, Eagle may propose the addition of one or more additional subadvisers, subject to approval by the Board and, if required by the Investment Company Act of 1940, fund shareholders. Pursuant to an exemptive order from the Securities and Exchange Commission, Eagle is permitted to enter into new or modified subadvisory agreements with existing or new subadvisers (except affiliated subadvisers) for each fund without approval of fund shareholders, but subject to approval of the Board. The Prospectus will be supplemented if additional investment subadvisers are retained or the contract with any existing subadviser is terminated. Eagle has selected the following subadvisers to provide investment advice and portfolio management services to the funds’ portfolios:

•

Artio Global Management LLC (“Artio Global”), 330 Madison Avenue, New York, New York 10017, is the subadviser to the International Equity Fund. Artio Global, through an intermediary holding company, is a registered investment adviser majority-owned by Arito Global Investors, Inc. Artio Global Investors, Inc. recently conducted an initial public offering of its common stock which resulted in its shares being listed on the New York Stock Exchange on September 24, 2009. As of December 31, 2009, Artio Global had approximately $56.0 billion of assets under management.

•

Eagle Boston Investment Management, Inc. (“EBIM”), 880 Carillon Parkway, St. Petersburg, Florida 33716, serves as the subadviser to the Small Cap Core Value Fund. As of December 31, 2009, EBIM, a subsidiary of Eagle, had approximately $739 million of assets under management.

•

Goldman Sachs Asset Management L.P. (“GSAM”), 2502 Rocky Point Drive, Tampa, Florida 33607, serves as the subadviser to the Capital Appreciation Fund. As of September 30, 2009, GSAM, a business unit of the Investment Management Division of Goldman, Sachs & Co., had approximately $734.1 billion of assets under management.

•

Thornburg Investment Management, Inc. (“Thornburg”) 2300 Ridgetop Road, Santa Fe, New Mexico 87506, serves as the subadviser to the Growth & Income Fund. As of December 31, 2009, Thornburg had approximately $52.5 billion of assets under management.

Portfolio Managers

The following portfolio managers are responsible for the day-to-day management of each investment portfolio:

•

Capital Appreciation Fund — Steven M. Barry and David G. Shell have been responsible for the day-to-day management of the fund’s investment portfolio since 2002. Messrs. Barry and Shell are Chief Investment Officers (“CIOs”) and Portfolio Managers of GSAM’s “Growth Team”. All members of the Growth Team discuss their research analysis and recommendations at investment strategy meetings and reach a consensus on whether a business is worthy of a position in the portfolio. CIOs are accountable for all portfolio construction decisions and determine the appropriate weight for each investment.

•

Growth & Income Fund — William V. Fries, CFA® and Cliff Remily, CFA® are Co-Portfolio Managers of the fund and responsible for the day-to-day management of the fund. Mr. Fries has been a Managing Director and Portfolio Manager at Thornburg since 1995. Mr. Fries has been responsible for the day-to-day management of the investment portfolio since 2001. Mr. Remily joined Thornburg in 2006 as an Equity Research Analyst. Prior to joining Thornburg, he served as an Equity Analyst for Brandes Investment Partners from 2005 to 2006 and for Zacks Investment Research from 2004 to 2005. He has been a Co- Portfolio Manager and responsible for the day-to-day management of the investment portfolio since 2009.

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Management of Funds

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•

International Equity Fund — Richard C. Pell and Rudolph-Riad Younes, CFA® have shared responsibility for the day-to-day management of the investment portfolio since 2002. Mr. Pell, Chief Executive Officer and Chief Investment Officer, joined Artio Global as Chief Investment Officer (USA) in 1995. Mr. Younes, Head of International Equities, joined Artio Global in 1993.

•

Investment Grade Bond Fund — James C. Camp, CFA®, a Managing Director of Eagle, has been Portfolio Manager of the fund since its inception and is responsible for the day-to-day management of the fund. Mr. Camp joined Eagle in 1997 and has served as a Portfolio Manager and Analyst for Eagle’s fixed income team. Joseph Jackson, CFA®, has been Co-Portfolio Manager since 2009 and assists Mr. Camp in the responsibilities of managing the fund. Mr. Jackson has served as a Senior Credit Analyst at Eagle since 2004.

•

Large Cap Core Fund — The Large Cap Core team of Eagle has been responsible for the day-to-day management of the fund since inception. The team is comprised of four Co-Portfolio Managers, each of whom is responsible for all aspects of the management of the fund: Richard H. Skeppstrom II, E. Craig Dauer, CFA®, John G. Jordan, III, CFA®, and Robert Marshall. Mr. Skeppstrom leads the team and has been a Managing Director of Eagle since 2001. Messrs. Dauer and Jordan have been Co-Portfolio Managers on the Large Cap Core team since 2001. Mr. Marshall has been a Co-Portfolio Manager on the Large Cap Core team since 2002.

•

Mid Cap Growth Fund — Bert L. Boksen, CFA® has been responsible for the day-to-day management of the investment portfolio since inception. Mr. Boksen has been a Managing Director and Senior Vice President of Eagle since 1995. Christopher Sassouni, D.M.D. has been Assistant Portfolio Manager and Vice President of Eagle since 2006 and assists Mr. Boksen in the responsibilities of managing the fund. Previously, Mr. Sassouni served as a Senior Research Analyst with Eagle since 2003. Eric Mintz, CFA®, has been Assistant Portfolio Manager since 2008 and Senior Research Analyst at Eagle since 2005. Mr. Mintz assists Mr. Boksen in the responsibilities of managing the fund. Previously, Mr. Mintz served as Vice President of equity research for the Oakmont Corporation from 1999 to 2005.

•

Mid Cap Stock Fund — Todd McCallister, Ph.D., CFA®, Managing Director and Senior Vice President of Eagle, and Stacey Serafini Thomas, CFA®, Vice President of Eagle, are Co-Portfolio Managers of the fund and are jointly responsible for the day-to-day management of the fund’s investment portfolio. Mr. McCallister joined Eagle in 1997 and has served as the fund’s Portfolio Manager since inception. Ms. Thomas joined Eagle in 1999 and, prior to her appointment as the fund’s Co-Portfolio Manager in 2005, served as the fund’s Assistant Portfolio Manager from 2000 to 2005.

•

Small Cap Core Value Fund — David M. Adams and John (“Jack”) McPherson are Managing Directors of EBIM. Mr. Adams serves as the Lead Portfolio Manager and Mr. McPherson serves as the Co-Portfolio Manager. Both have been responsible for the day-to-day management of the fund’s investment portfolio since inception. Prior to joining EBIM, Mr. Adams was with Pioneer Investment Management from 1994 to 2006 and served as a Portfolio Manager and Head of Small Cap Investing from 2002 to 2006. Prior to joining EBIM, Mr. McPherson was a Portfolio Manager with Pioneer Investment Management from 2002 to 2006.

•

Small Cap Growth Fund — Bert L. Boksen has been responsible for the day-to-day management of a portion of the fund since 1995. As of November 1, 2008, Mr. Boksen is responsible for the day-to-day management of the entire fund. Mr. Boksen has been a Managing Director and Senior Vice President of Eagle since 1995. Eric Mintz, CFA®, has been Assistant Portfolio Manager since 2008 and Senior Research Analyst at Eagle since 2005. Mr. Mintz assists Mr. Boksen in the responsibilities of managing the fund.

Additional information about portfolio manager compensation, other accounts managed by the portfolio managers, and portfolio manager ownership of fund shares is found in the Statement of Additional Information (“SAI”).

Distributor

Eagle Fund Distributors, Inc. (“Distributor”), a wholly-owned subsidiary of Eagle, serves as the distributor of the funds. The Distributor may compensate other broker-dealers to promote sales of fund shares. The Distributor’s role is that of an underwriter and it serves only as an agent for accepting shareholder instructions and does not maintain brokerage accounts for any shareholders.

Rule 12b-1 Distribution Plan

Each fund has adopted a Distribution Plan for each share class under Rule 12b-1 that allows it to pay distribution and service fees for the sale of its A shares, C shares and R-3 shares and for services provided to shareholders. Because these fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Under each fund’s distribution plan, each fund is authorized to pay a maximum distribution and service fee of up to 0.35% of average daily assets on Class A shares, except for the Capital Appreciation Fund and the Growth & Income Fund which are authorized to pay a maximum distribution and service fee of up to 0.50% of average daily assets on Class A shares. Each fund’s Board of Trustees has approved a current fee of 0.25% on Class A shares. Also, under each fund’s distribution plan, each fund is authorized to pay a maximum distribution and service fee of up to 0.50% of average daily net assets on Class R-3 shares. Class C shares of each fund are subject to ongoing Rule 12b-1 fees of up to 1.00% of their average daily net assets.

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Management of Funds

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The funds do not incur any direct distribution expenses related to Class I shares or Class R-5 shares. However, each fund has adopted a Distribution Plan for each share class in accordance with Rule 12b-1 under the Investment Company Act of 1940, which authorizes the use of any fees received by Eagle or any third party out of its own resources in accordance with the Investment Advisory and Administration Agreement to be used for the sale and distribution of I shares and R-5 shares.

Payments to Financial Intermediaries

Eagle, the Distributor or one or more of their corporate affiliates (“Affiliate” or “Affiliates”) may make cash payments to financial intermediaries in connection with the promotion and sale of shares of the funds. Eagle or the Distributor may also make cash payments to one or more of its Affiliates. Cash payments may include cash revenue sharing payments and other payments for certain administrative services, transaction processing services and certain other marketing support services. Eagle or its Affiliates may make these payments from their own resources and the Distributor may make such payments from the retention of underwriting concessions or 12b-1 fees. In this context, the term “financial intermediaries” includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with Eagle, the Distributor and/or an Affiliate.

Eagle or its Affiliates make revenue sharing payments as incentives to certain financial intermediaries to promote and sell shares of the funds. The benefits that Eagle and its Affiliates receive when these payments are made include, among other things, placing the funds on the financial adviser’s fund sales system, possibly placing the funds on the financial intermediary’s preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or to the financial intermediary’s management. Revenue sharing payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including the funds in its fund sales system (on its “sales shelf”). Eagle and its Affiliates compensate financial intermediaries differently depending typically on the level and/ or type of considerations provided by the financial intermediary. The revenue sharing payments Eagle or its Affiliates make may be calculated on the average daily net assets of the applicable funds attributable to that particular financial intermediary (“Asset-Based Payments”). Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. The revenue sharing payments Eagle or its Affiliates make may be also calculated on sales of new shares in the funds attributable to a particular financial intermediary (“Sales-Based Payments”). Sales-Based Payments may create incentives for the financial intermediary to, among other things, sell more shares of a particular fund or to switch investments between funds frequently.

Eagle or its Affiliates also may make other payments to certain financial intermediaries for processing certain transactions or account maintenance activities (such as processing purchases, redemptions or exchanges, cash sweep payments, or producing customer account statements) or for providing certain other marketing support services (such as financial assistance for conferences, seminars or sales or training programs at which Eagle’s or its Affiliates’ personnel may make presentations on the funds to the financial intermediary’s sales force). Financial intermediaries may earn profits on these payments for these services, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law. An Affiliate may also make payments to financial intermediaries for these services, to the extent that these services replace services that would otherwise be provided by the funds’ transfer agent or otherwise would be a direct obligation of the funds. The funds may reimburse the Affiliate for these payments as transfer agent out-of-pocket expenses.

Eagle and its Affiliates are motivated to make the payments described above since they promote the sale of fund shares and the retention of those investments by clients of financial intermediaries. To the extent financial intermediaries sell more shares of the funds or retain shares of the funds in their clients’ accounts, Eagle and its Affiliates benefit from the incremental management and other fees paid to Eagle and its Affiliates by the funds with respect to those assets.

You can find further details about these payments and the services provided by financial intermediaries in the fund’s SAI. In certain cases, these payments could be significant to the financial intermediary. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial intermediary about any payments it receives from Eagle or its Affiliates or the funds, as well as about fees and/or commissions it charges.

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Your Investment

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Each fund offers five classes of fund shares: Class A, Class C, Class I, Class R-3 and Class R-5 shares. Each class has a different combination of purchase restrictions, sales charges and ongoing fees allowing you to choose the class that best meets your needs. The following sections explain the sales charges or other fees you may pay when investing in each class.

Class A Shares

You may purchase Class A shares at the “offering price,” which is a price equal to their NAV, plus a sales charge imposed at the time of purchase. Class A shares currently are subject to ongoing distribution and service (Rule 12b-1) fees equal to 0.25% of their average daily net assets. If you choose to invest in Class A shares, you will pay a sales charge at the time of each purchase. The table below shows the charges both as a percentage of offering price and as a percentage of the amount you invest. Because of rounding of the calculation in determining the sales charges, you may pay more or less than what is shown in the table below. If you invest more, the sales charge will be lower.

Your Investment in equity funds	Sales Charge as a percentage of:
	Offering Price (a)	Your Investment (a)	Dealer Concession as % of offering price (b)
Less that $25,000	4.75%	4.99%	4.25%

$25,000-$49,999	4.25%	4.44%	3.75%

$50,000-$99,999	3.75%	3.90%	3.25%

$100,000-$249,999	3.25%	3.36%	2.75%

$250,000-$499,999	2.50%	2.56%	2.00%

$500,000-$999,999	1.50%	1.52%	1.25%

$1,000,000 and over	0.00%	0.00%	1.00	% (c)

Your Investment in Investment Grade Bond Fund	Sales Charge as a percentage of:
	Offering Price (a)	Your Investment (a)	Dealer Concession as % of offering price (b)
Less that $25,000	3.75%	3.99%	3.25%

$25,000-$49,999	3.25%	3.44%	2.75%

$50,000-$99,999	2.75%	2.90%	2.25%

$100,000-$249,999	2.25%	2.36%	1.75%

$250,000-$499,999	1.50%	1.56%	1.00%

$500,000-$999,999	0.50%	0.52%	0.25%

(a)	As a result of rounding, the actual sales charge for a transaction may be higher or lower than the sales charges listed.
(b)	During certain periods, the Distributor may pay 100% of the sales charge to participating dealers. Otherwise, it will pay the dealer concession shown above.
(c)	See the section titled “Sales Charge Waivers” for purchases of $1,000,000 or more.

Sales Charge Reductions

To receive a reduction or waiver in your Class A initial sales charge, you must advise your financial adviser or the transfer agent of your eligibility at the time of purchase.

The funds offer programs designed to reduce your Class A sales charges as described in the preceding schedule. For purposes of calculating your sales charge, you can combine purchases of Class A and Class C shares for all mutual funds managed by the Manager (except for the money market funds) in the account owner relationships listed below. For purposes of determining your sales charge, discounts will be applied based upon the greater of the current account value or the total of all purchases less all redemptions.

•

Accounts owned by you, your spouse or minor children, including trust or other fiduciary accounts in which you, your spouse or minor children are the beneficiary. This includes sole proprietor business accounts;

•	Accounts opened under a single trust agreement — including those with multiple beneficiaries;

•	Purchases made by a qualified retirement or employee benefit plan of a single employer; and

•	Purchases made by a company, provided the company is not in existence solely for purchasing investment company shares.

Rights of accumulation | You may add the value of your previous Class A and Class C purchases (excluding the money market funds) for purposes of calculating the sales charge for future purchases of Class A shares. For example if you previously purchased $20,000 of a mutual fund managed by the Manager without redeeming and made a subsequent investment of $10,000 in Class A shares, a sales charge discount would be applied to the $10,000 investment.

Letter of intent | You may combine Class A and Class C share purchases of any fund managed by the Manager (except for the money market funds) over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Investments made up to 90 calendar days before adopting this agreement are eligible for this discount. All prior investments can be applied toward meeting the investment requirement. If you fail to make an investment sufficient to meet the intended investment within the 13-month period, the difference in Class A sales charges will be charged to your account.

SIMPLE IRA | By investing in a SIMPLE IRA plan you and all plan participants will receive a reduced Class A sales charge on all plan contributions that exceed quantity discount amounts. SIMPLE IRA plan accounts are not eligible to be counted under a Rights of Accumulation or Letter of Intent sales charge reduction or waiver with accounts other than accounts in the SIMPLE IRA plan unless approved by the Manager.

Sales charge waiver | Class A shares may be purchased at NAV without any sales charge by:

•

The Manager, its affiliates, directors, officers and employees; any mutual fund managed by the Manager and current and retired officers and Trustees of a fund; the subadviser of any mutual fund managed by the Manager and its current directors, officers and employees; employees and registered financial advisers of broker-dealers that have

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Your Investment

PROSPECTUS    |    3.1.2010

selling arrangements with the funds’ Distributor; directors, officers and employees of banks and trust companies that are party to agency agreements with the Distributor; all such persons’ immediate relatives (spouse, parents, siblings, children — including in-law relationships) and beneficial accounts;

•

Investors who participate in certain wrap fee investment programs or certain retirement programs sponsored by broker-dealers or other service organizations which have entered into service agreements with the Manager or the Distributor. Such programs generally have other fees and expenses, so you should read any materials provided by that organization; and

•	Investors who are currently invested in the Eagle Fixed Income separately managed account program managed by Eagle who exchange into the Investment Grade Bond Fund.

Eagle, the Distributor or one or more of their Affiliates may compensate broker-dealers and financial intermediaries for Class A shares from its own resources in the form of a one-time up-front sales concession of 1.00% on sales of newly purchased shares for investments of over $1 million.

Any purchase for which the one-time sales concession was paid will be subject to a contingent deferred sales charge (“CDSC”) payable by you based on the lower of the cost of the shares being redeemed or their NAV at the time of redemption. If shares are held for up to 6 months there will be a CDSC of 1.00%, and if the share are held for 6 to 18 months there will be a CDSC of 0.75%. Please note that some qualified retirement plans restrict the payment of a CDSC, therefore no sales concessions shall be paid with respect to such plans. Qualified retirement plans should consider purchasing Class I or Class R shares which do not have a CDSC. The fund reserves the right to alter or change the finder’s fee policy at any time at its own discretion.

More information concerning sales charge reductions and waivers can be found in the SAI, and on our website, eagleasset.com.

Class C Shares

You may purchase Class C shares at NAV with no initial sales charge. As a result, the entire amount of your purchase is invested immediately. However, if you sell the shares less than one year after purchase, you will pay a 1% CDSC at the time of sale. Class C shares are subject to ongoing Rule 12b-1 fees of up to 1% of their average daily net assets. Class C shares do not convert to any other class of shares. With respect to Class C shares, you should consult with your financial adviser as to the suitability of such investment for you.

Application of CDSC

The CDSC for Class A shares and Class C Shares is calculated based upon the original purchase cost or the current market value of the shares being sold, whichever is less. Because of rounding of the calculation in determining the CDSC, you may pay more or less than the indicated rate. Your CDSC holding period is based upon the anniversary of your purchase. Any period of time you held shares of a money market fund managed or offered by the Manager will not be counted when determining your CDSC.

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have been held the longest. There is no CDSC on shares acquired through reinvestment of dividends or other distributions. However, any period of time you held shares of a money market fund managed or offered by the Manager will not be counted for purposes of calculating the CDSC.

To receive a reduction or waiver in your Class C initial sales charge, you must advise your financial adviser or the transfer agent of your eligibility at the time of purchase.

The distributor may waive the CDSC for Class A shares that are subject to a CDSC or for Class C shares if the financial intermediary elects, with the distributor’s approval, to waive receipt of the commission normally paid at the time of the sale. CDSC for Class A shares and Class C shares is generally waived if the shares are sold:

•	To make certain distributions from retirement plans;

•	Because of shareholder death or disability (including shareholders who own shares in joint tenancy with a spouse);

•	To make payments through certain sales from a Systematic Withdrawal Plan of up to 12% annually of the account balance at the beginning of the plan; or

•	Due to involuntary redemptions by a fund as a result of your account not meeting the minimum balance requirements, the termination and liquidation of a fund, or other actions.

Reinstatement Privilege

If you sell Class A or Class C shares of a mutual fund managed by the Manager, you may reinvest some or all of the sales proceeds up to 90 calendar days later in the same class of any mutual fund managed by the Manager without incurring additional sales charges. If you paid a CDSC, the reinvested shares will have no holding period requirement. You must notify the Manager and your financial adviser at the time of investment if you decide to exercise this privilege.

Class I Shares

Class I shares are available to individual investors with a minimum investment of $2,500,000 and investors purchasing through a financial intermediary within a “wrap,” asset allocation or other fee based advisory program (“Fee Based Program”), provided that the Fee Based Program sponsor has selected this class of shares as an acceptable investment for this Fee Based Program and entered into a distribution arrangement with the Distributor for the Fee Based Program.

Class R-3 and R-5 Shares

Class R-5 shares generally are available only to retirement plans that have $1 million or more in plan assets. Class R-3 and R-5 shares are not available to retail non-retirement accounts, traditional and Roth IRAs, SIMPLE IRAs, SEPs, SARSEPs, Coverdell Educational Savings Accounts or individual 401(k) or 403(b) plans. Plan participants should contact the Plan Administrator to consider purchasing these shares.

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Your Investment

PROSPECTUS    |    3.1.2010

Investing in Shares

Once you have chosen a share class, the next step is to determine the amount you wish to invest. There are several ways to invest, although the availability of these services may be limited by your financial adviser or institution.

Investing in A shares and C shares | The minimum investment in A shares and C shares is:

Type of account	Initial investment	Subsequent investment
Regular account	$1,000	No minimum

Periodic investment program	$50	$50 per month

Retirement account	$500	No minimum

EFS may waive these minimum requirements at its discretion. Contact EFS or your financial adviser for further information.

Investing in I shares | For individual investors and qualified institutions purchasing I shares for their own account, the minimum initial investment is $2,500,000. Qualified institutions include corporations, banks, insurance companies, endowments, foundations and trusts. EFS may waive any of these minimums at its sole discretion. For wrap accounts, minimum investments for initial and subsequent purchases are set by the Fee Based Program sponsor. You must contact your intermediary to purchase Class I shares in this manner. The fund may waive these minimum requirements at its discretion. Contact the transfer agent or your financial adviser for further information.

Investing in R-3 and R-5 shares | Class R-3 or R-5 shares are available for purchase through eligible employer sponsored retirement plans (including 401(k) plans, 403(b) plans, 457 plans and profit-sharing plans) in which the employer, plan sponsor or other administrator (“Plan Administrator”) has entered into an agreement with the Distributor. Class R-3 and R-5 shares also are generally only available to retirement plans in which the Plan Administrator or other intermediary opens an omnibus account on the books of the fund. Additional shares may be purchased through your Plan Administrator. Initial and subsequent purchase minimums are determined by your Plan Administrator.

How To Invest

Through your financial adviser | You may invest in a fund by contacting your financial adviser. Your financial adviser can help you open a new account, review your financial needs and formulate long-term investment goals and objectives. Your financial adviser or broker will transmit your request to the fund and may charge you a fee for this service. Your broker may also designate other intermediaries to receive orders on the fund’s behalf.

By mail | You may invest in a fund by completing and signing an account application from the transfer agent or from your financial adviser. Indicate the fund, the class of shares and the amount you wish to invest. If you do not specify a share class, we will automatically choose Class A shares, which include a front-end sales charge. Checks must be drawn on an account at a U.S. bank and made payable to the specific fund and class being purchased. Mail the application and your payment to:

Eagle Fund Services, Inc.

P.O. Box 33022

St. Petersburg, FL 33733-8022

By telephone | If you provide your bank account information, a purchase can be initiated from that account. Complete the appropriate sections of the account application and attach a voided check to activate this service. This method cannot be used to open a new account.

By periodic investment program | We offer several plans to allow you to make regular, automatic investments into a fund. You determine the amount and frequency of your investments. You can terminate your plan at any time. Availability of these plans may be limited by your financial adviser or institution.

•

From Your Bank Account — You may instruct us to transfer funds from a specific bank checking account to your account. This service is only available in instances in which the transfer can be effected by automated clearing house transfer (“ACH”). Complete the appropriate sections of the account application or the Direct Payment Plan form to activate this service. The fund reserves the right to cancel a periodic investment program if payment from your bank is rejected for two consecutive periods or if you make regular withdrawals from your account without maintaining the minimum balance.

•

Automatic Exchange — You may make automatic regular exchanges between two or more mutual funds managed or offered by the Manager. These exchanges are subject to the exchange requirements discussed below.

The intent of these plans is to encourage you to increase your account balance to the fund’s minimum investment. If you discontinue any of these plans, or make regular withdrawals from your account without maintaining the minimum balance, we may require you to buy more shares to keep your account open or we may close your accounts.

By direct deposit | For A shares and C shares only, you may instruct your employer, insurance company, the Federal government or other organization to direct all or part of the payments you receive to your account. All payments from the U.S. government, including payroll, pension, Social Security, and income tax refunds are eligible for this service. The following information must be provided to the payor in the enrollment process:

Bank Routing Number:	0 1 1 0 0 0 0 2 8
Account Number:	7 7 0 0 1 f f a a a a a a a a a a

“f” represents the fund code found on account application

“a” represents the first 10 digits of your account number (starts with 44 or 66)

For example, if your account number is 44123456789 and you wish to establish a direct deposit to the Class A shares of the Eagle Investment Grade Bond Fund, you would enter 77001164412345678.

The account must be designated as a checking account.

Please note that these instructions are different than the Federal Reserve wire instructions.

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Account and Transaction Policies

PROSPECTUS    |    3.1.2010

By wire | You may invest in a fund by Federal Reserve wire sent from your bank in U.S. Dollars. Mail your completed and signed account application to the transfer agent. Contact EFS at 800.421.4184 or your financial adviser to obtain instructions for sending a wire. Your bank may charge a wire fee.

How To Sell Your Investment

A shares and C shares | You can sell (redeem) A shares and C shares of your fund for cash at any time, subject to certain restrictions. When you sell shares, payment of the proceeds (less any applicable CDSC) generally will be made the next business day after your order is received. If you sell shares that were recently purchased by check or ACH deposits, payment will be delayed until we verify that those funds have cleared, which may take up to ten business days. Transactions submitted by a third party via ACH will be accepted at the discretion of the transfer agent. Shares are not subject to a redemption fee.

You may contact your financial adviser or the fund’s transfer agent with instructions to sell your investment in the following ways. Availability of these options may be limited by your financial adviser or institution.

Through your financial adviser | You may sell your shares through your financial adviser who can prepare the necessary documentation. Your financial adviser will transmit your request to sell shares of your fund and may charge you a fee for this service.

By telephone | For certain accounts, you may sell shares from your account by telephone by calling 800.421.4184 prior to the close of regular trading on the New York Stock Exchange (“NYSE”), which is typically 4:00 p.m. EST. If you do not wish to have telephone redemption privileges, you must complete the appropriate section of the account application.

For your protection, telephone requests may be recorded in order to verify their accuracy and monitor call quality. In addition, we will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, we are not responsible for any losses that may occur to any account due to an unauthorized telephone request.

When redeeming shares by telephone, payment of less than $100,000 can be made in one of the following ways:

•

Directly to a bank account for which you have previously provided information to us in writing on your account application or subsequent form. Funds are generally available in your bank account two to three business days after we receive your request; or

•	By check to your address of record, provided there has not been an address change in the last 30 calendar days.

In writing | You may sell shares of your fund by sending a Letter of Instruction. Specify the fund name and class, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell. Mail the request to EFS, P.O. Box 33022, St. Petersburg, FL 33733-8022. All registered owners on the account must sign the request. Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

A medallion signature guarantee of your request is required if the redemption is:

•	$100,000 or more;

•	Sent to an address other than the address of record;

•	Sent to a payee other than the shareholder of record; or

•	Sent to an address of record that has been changed within the past 30 calendar days.

•

A medallion signature guarantee helps protect your account against fraud. We will only accept official signature guarantees from participants in our medallion signature guarantee program, which includes most banks and securities dealers. A notary public cannot guarantee your signature. Please check with guarantor to determine whether their signature guarantee amount maximum is sufficient to cover the value of your transaction request. If you are signing as a fiduciary on behalf of a corporation or other business, you must indicate your title in the signature.

•	Payment for a written request can be made one of the following ways:

•

Directly to a bank account for which you have previously provided information to us in writing on your account application or subsequent form. Funds are generally available in your bank account two to three business days after we receive your request;

•	By check; or

•

By Federal Reserve wire to a bank account you specify. Your financial adviser can provide you with the necessary form to request a wire. We normally send these proceeds on the next business day and credit by the receiving institution is subject to the time they receive the instructions from the Federal Reserve Bank and their posting policies. We cannot guarantee that you will receive credit on the same day we send the wire. A wire fee will be charged to your account.

Systematic withdrawal plan | You may establish a plan for periodic withdrawals from your account. Withdrawals can be made on the 1st, 5th, 10th, or 20th day of the month at monthly, quarterly, semi-annual or annual intervals. If such a day falls on a weekend or holiday, the withdrawal will take place on the next business day. To establish a plan, complete the appropriate section of the account application or the Eagle systematic withdrawal form (available from your financial adviser, EFS or through our website, eagleasset.com) and send that form to EFS. EFS reserves the right to cancel systematic withdrawals if insufficient shares are available for two or more consecutive months.

How To Exchange Your Shares

You can exchange shares of one Eagle fund for shares of the same class of any other Eagle fund, subject to the investment requirements of that fund. Obtain a prospectus of that fund from your financial adviser, EFS or through our website, eagleasset.com. You may exchange your shares by calling your financial adviser or EFS if you exchange to like-titled Eagle accounts. Written instructions with a medallion signature guarantee are required if the accounts are not identically registered.

Shares of an Eagle money market fund that have not previously been subject to an initial sales charge or CSDC holding period will be subject to the initial purchase conditions of that fund. Shares that have previously paid a sales charge in an Eagle fund will exchange with no additional sales charge for the duration that the shares remain in the Eagle Family of Funds. Each Eagle mutual fund may terminate the exchange privilege upon 60 days notice.

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Account and Transaction Policies

PROSPECTUS    |    3.1.2010

Exchanges may be subject to a CDSC as described above in “How to Sell Your Investment.” For purposes of determining the CDSC, Class A and Class C shares will continue to age from their original investment date and will retain the same CDSC rate as they had before the exchange. However, any time which you held shares in an Eagle money market fund will not be counted for purposes of calculating the CDSC.

Valuation of securities | The price of each fund’s shares is the fund’s NAV per share. Each fund determines the NAV of its shares on each day the NYSE is open for business, as of the close of the regular trading session (typically 4:00 p.m.), or earlier NYSE closing time that day. If the NYSE or other securities exchange modifies the closing price of securities traded on that exchange after the NAV is calculated, Eagle is not required to recalculate the NAV.

Generally, the funds value portfolio securities for which market quotations are readily available at market value; however, a fund may adjust the market quotation price to reflect events that occur between the close of those markets and the fund’s determination of NAV. A market quotation may be considered unreliable or unavailable for various reasons, such as (i) the quotation may be stale, (ii) the quotation may be unreliable because the security is not traded frequently, (iii) trading on the security ceased before the close of the trading market, (iv) security is newly issued, (v) issuer specific events occurred after the security ceased trading, or (vi) due to the passage of time between the close of the market on which the security trades and the close of the NYSE. Issuer specific events that may cause the last market quotation to be unreliable include (i) a merger or insolvency, (ii) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (iii) market events, such as a significant movement in the U.S. market.

Both the latest transaction prices and adjustments are furnished by an independent pricing service, which is periodically approved by the Board. The funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures (“Procedures”) approved by the Board. The fund may fair value small-cap securities, for example, that are thinly traded or illiquid. Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their NAV. Fair value pricing methods, Procedures and pricing services can change from time to time as approved by the Board. Pursuant to the Procedures, the Board has delegated the day-to-day responsibility for applying and administering the Procedures to a valuation committee comprised of associates of the Manager (“Valuation Committee”). The composition of this Valuation Committee may change from time to time.

There can be no assurance, however, that a fair value price used by a fund on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities on that day. Fair value pricing may deter shareholders from trading the fund shares on a frequent basis in an attempt to take advantage of arbitrage opportunities resulting from potentially stale prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

Security pricing is at times inexact and multiple opinions of price may exist. The fund shall use its best judgment in ascertaining appropriate security pricing and determining NAV.

Specific types of securities are valued as follows:

•

Domestic Exchange — Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, Eagle will value the security at fair value in good faith using the Procedures.

•

Foreign Equity Securities — If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. Consequently, fair valuation of portfolio securities may occur on a daily basis. The fund may fair value a security if certain events occur between the time trading ends on a particular security and the fund’s NAV calculation. The fund may also fair value a particular security if the events are significant and make the closing price unreliable. If an issuer specific event has occurred that Eagle determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Eagle also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on exchange rates provided by a pricing service. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the NAV of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

•

Fixed Income Securities — Government, corporate, asset-backed and municipal bonds and convertible securities, including high-yield or junk bonds, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the prices provided by the pricing service and independent quoted prices are unreliable, the Valuation Committee will fair value the security using Procedures.

•	Short-term Securities — The funds’ short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

•	Futures and Options — Futures and options are valued on the basis of market quotations, if available.

Timing of orders | All orders to purchase or sell shares are executed as of the next NAV calculated after the order has been received in “good order” by an authorized agent of the funds. Orders are accepted until the close of regular trading on the NYSE every business day, normally 4:00 p.m., and are executed the same day at that day’s NAV. To ensure this occurs, the Distributor and/or dealers are responsible for transmitting all orders to the funds in compliance with their contractual deadline.

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Account and Transaction Policies

PROSPECTUS    |    3.1.2010

Good order requirements | For the funds to process your request, it must be in “good order.” Good order means that you have provided sufficient information necessary to process your request as outlined in this prospectus, including any required signatures, documents and medallion signature guarantees. Further, there must not be any restrictions applied to your account. Your request is not considered to be in “good order” by the fund until it meets these requirements.

Account registration options | Eagle offers several options for registering your account. To establish a Transfer on Death (“TOD”) arrangement, an additional TOD agreement is required. Additionally, Eagle offers a range of IRA retirement plans including Traditional, Roth, SEP and SIMPLE IRA plans. IRA plans require a separate adoption agreement as well as separate forms to sell your shares. The TOD and IRA agreements are available from your financial adviser, EFS or through our website, eagleasset.com.

Customer identification and verification procedures | The funds are required under the USA PATRIOT Act to obtain certain information about you in order to open an account. You must provide EFS with the name, physical address (not a P.O. Box), Social Security or other taxpayer ID number and date of birth of all owners of the account. For entities such as corporations or trusts, the person opening the account on the entity’s behalf must provide this information. EFS will use this information to verify your identity using various methods. In the event that your identity cannot be sufficiently verified, EFS may employ additional verification methods or refuse to open your account. Under certain circumstances, it may be appropriate for EFS to close or suspend further activity in an account.

Restrictions on orders | The funds and the Distributor reserve the right to reject any purchase or exchange order for any reason and to suspend the offering of fund shares for a period of time. There are certain times when you may not be able to sell shares of a fund or when we may delay paying you the redemption proceeds. This may happen during unusual market conditions or emergencies or when a fund cannot determine the value of its assets or sell its holdings.

Website | Subject to availability by your financial institution, you may access your account information, including balances and transaction history through our website, eagleasset.com. Additional information, including current fund performance and various account forms and agreements, is also available on our website.

Redemption-in-kind | Although the funds generally intend to pay redemption proceeds solely in cash, the funds have reserved the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (this is known as a redemption-in-kind). If the amount of the sale is at least either $250,000 or 1% of a fund’s assets, we may give you securities from the fund’s portfolio instead of cash. To the extent the funds redeem their shares in marketable securities the shareholder assumes any risk of the market price of such securities fluctuating. In addition, the shareholder will bear any brokerage and related costs incurred in disposing of or selling the securities it receives from the funds.

Accounts with below-minimum balances | If your account balance falls below $1,000 as a result of selling shares (and not because of performance or sales charges), each fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 30 calendar days after notification, each fund reserves the right to close your account and send the proceeds to your address of record.

Market timing | Market timing typically refers to the practice of frequent trading in the shares of mutual funds in order to exploit inefficiencies in fund pricing. Such transactions include trades that occur when the fund’s NAV does not fully reflect the value of the fund’s holdings — for example, when the fund owns holdings, such as foreign or thinly traded securities, that are valued in a manner that may not reflect the most updated information possible. The NAV for the International Equity Fund and the Growth & Income Fund may reflect price differentials because they invest in foreign securities. Each fund generally prices its foreign securities using fair valuation procedures approved by the Board as part each fund’s calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before each fund prices its shares. Excessive trading or market timing can be disruptive to a fund’s efficient management and have a dilutive effect on the value of the investments of long-term fund shareholders, increase the transaction and other costs of a fund and increase taxes, all of which could reduce the return to fund shareholders.

The Board has adopted policies reasonably designed to deter short-term trading of fund shares. The funds will not enter into agreements to accommodate frequent purchases or exchanges. Further, the funds and EFS have adopted the following guidelines:

•	EFS reviews transaction activity, using established criteria, to identify transactions that may signal excessive trading.

•

EFS may reject any purchase or exchange orders, in whole or in part, that in its opinion, appear excessive in frequency and/or amount or otherwise potentially disruptive to a fund. EFS may consider the trading history of accounts under common ownership or control in this determination.

•

All shareholders are subject to these restrictions regardless of whether you purchased your shares directly from Eagle or through a financial intermediary. Eagle reserves the right to reject combined or omnibus orders in whole or in part.

•

EFS seeks the cooperation of broker-dealers and other financial intermediaries by various methods such as entering into agreements whereby EFS will request information regarding the identity of specific investors, transaction information and restricting the ability of particular investors to purchase fund shares.

•	While EFS applies the above policies, there is no guarantee that all market timing will be detected.

Disclosure of portfolio holdings | Periodically, customers of the funds express interest in having current portfolio holdings disclosed to them more often than required by law or regulation. To satisfy this request, the funds have adopted a policy on disclosing portfolio holdings to properly manage this process to ensure confidentiality and proper use of this information. A description of the funds’ policy is included in the SAI. Portfolio information can be found on our website, eagleasset.com.

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Account and Transaction Policies

PROSPECTUS    |    3.1.2010

Account statements | If you purchase shares directly from a fund, you will receive monthly or quarterly statements detailing fund balances and all transactions completed during the prior period and a confirmation of each transaction. Automatic reinvestments of distributions and systematic investments/withdrawals may be confirmed only by monthly or quarterly statements. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and statements and immediately notify EFS or your financial adviser of any discrepancies.

Dividends, Capital Gain Distributions and Taxes

Distributions and taxes | Each fund annually distributes to its shareholders dividends from its net investment income, except Growth & Income Fund, which distributes dividends to its shareholders quarterly and Investment Grade Bond Fund, which distributes dividends to its shareholders monthly. Net investment income generally consists of dividends and interest income received on investments, less expenses.

The dividends you receive from a fund generally will be taxed as ordinary income. A portion of those dividends may be eligible for the 15% maximum Federal income tax rate applicable (through 2010) to dividends paid to individuals.

Each fund may also distribute capital gains to its shareholders normally once a year. A fund generates capital gains when it sells assets in its portfolio for profit. Capital gains distributions are taxed differently depending on how long the fund held the asset (not on how long you hold your shares). Distributions of capital gains recognized on the sale of assets held for one year or less (net short-term capital gains) are taxed as ordinary income; distributions of capital gains recognized on the sale of assets held longer than that (net long-term capital gains) are taxed at lower capital gains rates. The Federal alternative minimum tax (“AMT”) may apply in certain cases, even in a “tax-free” fund. Tax laws and rates may change over time. Please consult a tax professional for more information.

Fund distributions of dividends and net capital gains are automatically reinvested in additional shares of the distributing fund at NAV (without sales charge) unless you opt to take your distributions in cash, in the form of a check, or direct them for purchase of shares in the same class of another Eagle mutual fund.

In general, selling or exchanging shares and receiving distributions (whether reinvested or taken in cash) are all taxable events. These transactions typically create the following tax liabilities for taxable accounts (as of December 31, 2009):

Type of transactions	Tax status and rate

Income dividends	Ordinary income; may be eligible for 15% maximum rate for individuals

Net short-term capital gain distributions	Ordinary income

Net capital gain distributions	Long-term capital gains; generally eligible for 15% maximum rate for individuals

Sales or exchanges of fund shares owned for more than one year	Long-term capitals gains or losses (capital gains rate, as described above)

Sales or exchanges of fund shares owned for one year or less	Gains are taxed at the same rate as ordinary income; losses are subject to special rules

Withholding taxes | If you are a non-corporate shareholder and a fund does not have your correct Social Security or other taxpayer ID number, federal law requires us to withhold and pay to the Internal Revenue Service (“IRS”) a portion of your distributions and redemption proceeds (regardless of the extent to which a gain or loss may be realized). If you otherwise are subject to backup withholding, we also must withhold and pay to the IRS a portion of your distributions. Any tax withheld may be applied against the tax liability on your tax return. State law may also require us to withhold and pay to your state of residence a portion of your distributions and redemption proceeds.

Tax reporting | If your account has taxable distributions, withholding or other activity required to be reported to the IRS, we will send you the appropriate tax form that reflects the amount and tax status of that activity. Such tax forms will be mailed early in the year for the prior calendar year in accordance with current IRS guidelines. Generally, fund distributions are taxable to you in the year you receive them.

However, any distributions that are declared in October, November or December but paid in January generally are taxable as if received on December 31. Because everyone’s tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

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Description of Indexes

PROSPECTUS    |    3.1.2010

Description of Indexes

The Barclays Intermediate Government/Credit Bond Index includes U.S. Government and investment grade credit securities that have a greater than or equal to one year and less than ten years remaining to maturity and have $250 million or more of outstanding face value. The returns of the index do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The MSCI ACWI-ex US® is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. As of December 31, 2009, the MSCI ACWI-ex US® consisted of 45 developed and emerging market country indices. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The Russell 1000® Growth Index measures performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values and is representative of U.S. securities exhibiting growth characteristics. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The Russell 2000® Index is an unmanaged index comprised of the 2,000 smallest companies in the Russell 3000® Index. The Russell 3000® Index measures the performances of the 3,000 largest U.S. companies based on total market capitalization. The returns of the Russell 2000® Index do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The Russell 2000® Growth Index is an unmanaged index comprised of Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The Russell Midcap® Growth Index measures the performance of those Russell mid cap companies with higher price-to-book ratios and higher forecasted growth values. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges. The stocks in the index are also members of the Russell 1000® Growth Index.

The S&P 500 Index is an unmanaged index of 500 U.S. stocks and gives a broad look at how stock prices have performed. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-sized company segment of the U.S. market. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

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Eagle Mutual Funds

PROSPECTUS    |    3.1.2010

Fund Symbols, CUSIPs and Codes

Fund	Class	Symbol	CUSIP	Fund Code
Capital Appreciation Fund	A	HRCPX	26945A100	41
	C	HRCCX	26945A209	45
	I	HRCIX	26945A308	141
	R-3	HRCLX	26945A407	241
	R-5	HRCMX	26945A506	341

Growth & Income Fund	A	HRCVX	26958A104	51
	C	HIGCX	26958A203	55
	I	HIGJX	26958A302	151
	R-3	HIGRX	26958A401	251
	R-5	HIGSX	26958A500	351

International Equity Fund	A	HEIAX	269858601	36
	C	HEICX	269858700	37
	I	HEIJX	269858809	136
	R-3	HEIRX	269858882	236
	R-5	HEISX	269858874	336

Investment Grade Bond Fund	A	EGBAX	269858585	16
	C	EGBCX	269858577	17
	I	EGBLX	269858569	116
	R-3	EGBRX	269858551	216
	R-5	EGBTX	269858544	316

Large Cap Core Fund	A	HTCAX	269858692	56
	C	HTCCX	269858684	57
	I	HTCIX	269858676	156
	R-3	HTCRX	269858668	256
	R-5	HTCSX	269858650	356

Mid Cap Growth Fund	A	HAGAX	269858817	21
	C	HAGCX	269858791	25
	I	HAGIX	269858783	121
	R-3	HAREX	269858775	221
	R-5	HARSX	269858767	321

Mid Cap Stock Fund	A	HMCAX	269858866	46
	C	HMCCX	269858858	47
	I	HMCJX	269858841	146
	R-3	HMRRX	269858833	246
	R-5	HMRSX	269858825	346

Small Cap Core Value Fund	A	EGEAX	269858643	66
	C	EGECX	269858635	67
	I	EGEIX	269858627	166
	R-3	EGERX	269858619	266
	R-5	EGESX	269858593	366

Small Cap Growth Fund	A	HRSCX	269858106	31
	C	HSCCX	269858205	35
	I	HSIIX	269858304	131
	R-3	HSRRX	269858403	231
	R-5	HSRSX	269858502	331

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Financial Highlights

PROSPECTUS    |    3.1.2010

The financial highlights table is intended to help you understand the performance of each class of fund shares for the periods indicated. Certain information reflects financial results for a single Class A, Class C, Class I, Class R-3 or Class R-5 share. Based upon the commencement of operations for some of the funds and/or share classes, there may be less than five years worth of financial information available. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the funds (assuming reinvestment of all dividends and distributions). This table is a part of the funds’ financial statements, which are included in the annual report and are incorporated by reference in the Statement of Additional Information (available upon request). The financial statements in the annual report were audited by PricewaterhouseCoopers LLP, independent registered certified public accounting firm, whose report is included in the funds’ annual reports.

			From investment operations				Dividends & distributions					Ratios to average daily net assets (%)
Fiscal periods		Beginning net asset	Income	Realized & unrealized			From investment		From realized		Ending net asset	With expenses waived/		Without expenses waived/		Net income		Portfolio turnover	Total return		Ending net assets
Beginning	Ending	value	(loss)	gain (loss)		Total	income		gains	Total	value	recovered		recovered		(loss)		rate (%)	(%) (a)		(millions)
Eagle Capital Appreciation Fund
Class A*
11/01/08	10/31/09	$18.58	$(0.06)	$4.13		$4.07	$—		$—	$—	$22.65	1.32		1.32		(0.31)		54	21.91		$367
11/01/07	10/31/08	35.99	(0.13)	(12.71)		(12.84)	—		(4.57)	(4.57)	18.58	1.20		1.20		(0.45)		61	(40.38)		329
11/01/06	10/31/07	29.67	0.04	6.46	(b)	6.50	—		(0.18)	(0.18)	35.99	1.20		1.20		0.11		62	22.02		566
09/01/06	10/31/06(c)	28.59	(0.01)	1.09	(b)	1.08	—		—	—	29.67	1.23	(d)	1.23	(d)	(0.19	)(d)	7	3.78	(e)	387
09/01/05	08/31/06	26.28	(0.06)	2.37	(b)	2.31	—		—	—	28.59	1.19		1.19		(0.23)		58	8.79		378
09/01/04	08/31/05	22.85	—	3.43	(b)	3.43	—		—	—	26.28	1.18		1.18		0.01		42	15.01		391
Class C*
11/01/08	10/31/09	16.45	(0.18)	3.63		3.45	—		—	—	19.90	2.08		2.08		(1.07)		54	20.97		84
11/01/07	10/31/08	32.64	(0.30)	(11.32)		(11.62)	—		(4.57)	(4.57)	16.45	1.95		1.95		(1.19)		61	(40.85)		87
11/01/06	10/31/07	27.13	(0.19)	5.88	(b)	5.69	—		(0.18)	(0.18)	32.64	1.96		1.96		(0.65)		62	21.09		170
09/01/06	10/31/06(c)	26.17	(0.04)	1.00	(b)	0.96	—		—	—	27.13	1.99	(d)	1.99	(d)	(0.94	)(d)	7	3.67	(e)	149
09/01/05	08/31/06	24.29	(0.25)	2.13	(b)	1.88	—		—	—	26.17	1.94		1.94		(0.98)		58	7.74		145
09/01/04	08/31/05	21.27	(0.17)	3.19	(b)	3.02	—		—	—	24.29	1.93		1.93		(0.73)		42	14.20		120
Class I*
11/01/08	10/31/09	18.78	0.01	4.19		4.20	—		—	—	22.98	0.94		0.94		0.07		54	22.36		14
11/01/07	10/31/08	36.21	—	(12.86)		(12.86)	—		(4.57)	(4.57)	18.78	0.79		0.79		(0.01)		61	(40.16)		10
11/01/06	10/31/07	29.73	0.17	6.49	(b)	6.66	—		(0.18)	(0.18)	36.21	0.80		0.80		0.51		62	22.51		51
09/01/06	10/31/06(c)	28.63	0.01	1.09	(b)	1.10	—		—	—	29.73	0.85	(d)	0.85	(d)	0.20	(d)	7	3.84	(e)	30
03/21/06	08/31/06	28.93	0.01	(0.31	)(b)	(0.30)	—		—	—	28.63	0.91	(d)	0.91	(d)	0.07	(d)	58	(1.04	)(e)	26
Class R-3*
11/01/08	10/31/09	18.51	(0.10)	4.11		4.01	—		—	—	22.52	1.49		1.49		(0.51)		54	21.66		1
11/01/07	10/31/08	35.97	(0.20)	(12.69)		(12.89)	—		(4.57)	(4.57)	18.51	1.42		1.42		(0.70)		61	(40.56)		0
09/12/07	10/31/07	33.30	(0.05)	2.72	(b)	2.67	—		—	—	35.97	1.65	(d)	7.17	(d)	(1.26	)(d)	62	8.02	(e)	0
Class R-5*
11/01/08	10/31/09	18.73	0.02	4.19		4.21	—		—	—	22.94	0.87		0.87		0.12		54	22.48		20
11/01/07	10/31/08	36.13	(0.04)	(12.79)		(12.83)	—		(4.57)	(4.57)	18.73	0.83		0.83		(0.13)		61	(40.17)		16
11/01/06	10/31/07	29.68	0.16	6.47	(b)	6.63	—		(0.18)	(0.18)	36.13	0.85		0.85		0.48		62	22.45		12
10/02/06	10/31/06	29.04	—	0.64	(b)	0.64	—		—	—	29.68	0.85	(d)	0.85	(d)	(0.20	)(d)	7	2.20	(e)	7

Eagle Growth & Income Fund
Class A*
11/01/08	10/31/09	9.71	0.31	1.86		2.17	(0.31)		—	(0.31)	11.57	1.39		1.55		3.12		57	22.88		90
11/01/07	10/31/08	17.77	0.37	(6.27)		(5.90)	(0.35)		(1.81)	(2.16)	9.71	1.35		1.33		2.75		64	(37.25)		61
11/01/06	10/31/07	14.68	0.36	3.60	(b)	3.96	(0.34)		(0.53)	(0.87)	17.77	1.35		1.40		2.28		63	28.17		96
10/01/06	10/31/06(c)	14.43	0.02	0.34	(b)	0.36	(0.11)		—	(0.11)	14.68	1.35	(d)	1.56	(d)	1.33	(d)	4	2.52	(e)	68
10/01/05	09/30/06	13.81	0.38	1.43	(b)	1.81	(0.34)		(0.85)	(1.19)	14.43	1.35		1.42		2.74		54	13.90		68
10/01/04	09/30/05	11.80	0.28	1.99	(b)	2.27	(0.26)		—	(0.26)	13.81	1.35		1.51		2.13		73	19.41		45
Class C*
11/01/08	10/31/09	9.45	0.23	1.80		2.03	(0.24)		—	(0.24)	11.24	2.19		2.31		2.35		57	21.89		49
11/01/07	10/31/08	17.34	0.26	(6.10)		(5.84)	(0.24)		(1.81)	(2.05)	9.45	2.15		2.09		1.95		64	(37.75)		36
11/01/06	10/31/07	14.38	0.23	3.50	(b)	3.73	(0.24)		(0.53)	(0.77)	17.34	2.14		2.16		1.52		63	27.05		59
10/01/06	10/31/06(c)	14.12	0.01	0.34	(b)	0.35	(0.09)		—	(0.09)	14.38	2.10	(d)	2.31	(d)	0.58	(d)	4	2.46	(e)	47
10/01/05	09/30/06	13.54	0.27	1.40	(b)	1.67	(0.24)		(0.85)	(1.09)	14.12	2.10		2.17		2.00		54	13.01		46
10/01/04	09/30/05	11.57	0.18	1.96	(b)	2.14	(0.17)		—	(0.17)	13.54	2.10		2.26		1.37		73	18.60		31
Class I*
03/18/09	10/31/09	8.43	0.20	3.20		3.40	(0.27)		—	(0.27)	11.56	0.95	(d)	1.12	(d)	3.08	(d)	57	40.72	(e)	2
Class R-3*
09/30/09	10/31/09	11.84	0.01	(0.22)		(0.21)	(0.08)		—	(0.08)	11.55	1.65	(d)	1.56	(d)	0.94	(d)	57	(1.83	)(e)	0

Eagle International Equity Fund
Class A*
11/01/08	10/31/09	17.80	0.20	2.23		2.43	(0.71	)(f)	—	(0.71)	19.52	1.70		1.85		1.18		179	14.34		52
11/01/07	10/31/08	36.52	0.32	(16.15)		(15.83)	—		(2.89)	(2.89)	17.80	1.41		1.41		1.11		115	(46.77)		73
11/01/06	10/31/07	29.97	0.27	8.87	(b)	9.14	(0.47)		(2.12)	(2.59)	36.52	1.47		1.41		0.83		56	32.58		166
11/01/05	10/31/06	25.20	0.24	6.73	(b)	6.97	(0.16)		(2.04)	(2.20)	29.97	1.71		1.53		0.86		58	29.31		91
11/01/04	10/31/05	20.95	0.09	4.49	(b)	4.58	(0.33)		—	(0.33)	25.20	1.78		2.00		0.38		78	21.98		50
Class C*
11/01/08	10/31/09	16.15	0.06	2.01		2.07	(0.54	)(f)	—	(0.54)	17.68	2.48		2.62		0.39		179	13.34		65
11/01/07	10/31/08	33.66	0.09	(14.71)		(14.62)	—		(2.89)	(2.89)	16.15	2.17		2.17		0.33		115	(47.19)		91
11/01/06	10/31/07	27.85	0.01	8.23	(b)	8.24	(0.31)		(2.12)	(2.43)	33.66	2.23		2.17		0.05		56	31.60		189
11/01/05	10/31/06	23.58	0.02	6.30	(b)	6.32	(0.01)		(2.04)	(2.05)	27.85	2.46		2.28		0.07		58	28.38		118
11/01/04	10/31/05	19.66	(0.08)	4.20	(b)	4.12	(0.20)		—	(0.20)	23.58	2.53		2.75		(0.35)		78	21.06		73
Class I*
03/13/09(g)	10/31/09	13.59	0.08	5.90		5.98	—		—	—	19.57	1.15	(d)	1.50	(d)	0.76	(d)	179	44.00	(e)	0
02/09/09	02/24/09(g)	15.60	0.02	(1.86)		(1.84)	—		—	—	13.76	1.15	(d)	1.40	(d)	2.92	(d)	179	(11.79	)(e)	0

eagleasset.com    |    45

Financial Highlights

PROSPECTUS    |    3.1.2010

			From investment operations				Dividends & distributions				Ratios to average daily net assets (%)
Fiscal periods		Beginning net asset	Income	Realized & unrealized			From investment	From realized		Ending net asset	With expenses waived/		Without expenses waived/		Net income		Portfolio turnover	Total return		Ending net assets
Beginning	Ending	value	(loss)	gain (loss)		Total	income	gains	Total	value	recovered		recovered		(loss)		rate (%)	(%) (a)		(millions)
Eagle Large Cap Core Fund
Class A*
11/01/08	10/31/09	$10.70	$0.07	$1.36		$1.43	$(0.12)	$—	$(0.12)	$12.01	1.38		1.47		0.68		40	13.68		$11
11/01/07	10/31/08	17.95	0.17	(6.52)		(6.35)	(0.13)	(0.77)	(0.90)	10.70	1.26		1.26		1.14		43	(37.08)		12
11/01/06	10/31/07	16.54	0.13	1.48	(b)	1.61	(0.08)	(0.12)	(0.20)	17.95	1.36		1.28		0.73		45	9.85		27
11/01/05	10/31/06	14.29	0.09	2.16	(b)	2.25	—	—	—	16.54	1.53		1.52		0.57		43	15.75		23
05/02/05	10/31/05	14.29	(0.01)	0.01	(b)	—	—	—	—	14.29	1.65	(d)	3.25	(d)	(0.09	)(d)	66	—	(e)	19
Class C*
11/01/08	10/31/09	10.53	(0.01)	1.35		1.34	(0.01)	—	(0.01)	11.86	2.18		2.32		(0.15)		40	12.78		9
11/01/07	10/31/08	17.68	0.04	(6.42)		(6.38)	—	(0.77)	(0.77)	10.53	2.10		2.10		0.28		43	(37.58)		9
11/01/06	10/31/07	16.35	(0.02)	1.47	(b)	1.45	—	(0.12)	(0.12)	17.68	2.18		2.11		(0.10)		45	8.95		17
11/01/05	10/31/06	14.23	(0.03)	2.15	(b)	2.12	—	—	—	16.35	2.28		2.27		(0.19)		43	14.90		15
05/02/05	10/31/05	14.29	(0.05)	(0.01	)(b)	(0.06)	—	—	—	14.23	2.40	(d)	4.00	(d)	(0.85	)(d)	66	(0.42	)(e)	10
Class I*
11/01/08	10/31/09	10.73	0.12	1.35		1.47	(0.18)	—	(0.18)	12.02	0.95		1.28		1.18		40	14.20		104
11/01/07	10/31/08	18.01	0.20	(6.51)		(6.31)	(0.20)	(0.77)	(0.97)	10.73	0.95		1.04		1.39		43	(36.86)		130
11/01/06	10/31/07	16.60	0.19	1.48	(b)	1.67	(0.14)	(0.12)	(0.26)	18.01	0.95		1.06		1.12		45	10.22		183
03/03/06	10/31/06	15.17	0.08	1.35	(b)	1.43	—	—	—	16.60	0.95	(d)	1.23	(d)	0.87	(d)	43	9.43	(e)	128
Class R-5*
11/01/08	10/31/09	10.76	0.11	1.41		1.52	—	—	—	12.28	0.95		1.22		0.97		40	14.13		0
11/01/07	10/31/08	17.98	0.27	(6.51)		(6.24)	(0.21)	(0.77)	(0.98)	10.76	0.86		0.90		1.71		43	(36.52)		0
04/02/07	10/31/07	16.51	—	1.47	(b)	1.47	—	—	—	17.98	0.91	(d)	0.91	(d)	0.05	(d)	45	8.90	(e)	1

Eagle Mid Cap Growth Fund
Class A*
11/01/08	10/31/09	18.63	(0.11)	2.73		2.62	—	—	—	21.25	1.44		1.44		(0.59)		127	14.06		95
11/01/07	10/31/08	34.48	(0.20)	(10.29)		(10.49)	—	(5.36)	(5.36)	18.63	1.30		1.30		(0.74)		141	(35.68)		86
11/01/06	10/31/07	28.11	(0.24)	9.18	(b)	8.94	—	(2.57)	(2.57)	34.48	1.36		1.36		(0.80)		98	34.28		130
11/01/05	10/31/06	26.72	(0.14)	2.95	(b)	2.81	—	(1.42)	(1.42)	28.11	1.29		1.29		(0.49)		111	10.70		135
11/01/04	10/31/05	25.26	(0.22)	2.89	(b)	2.67	—	(1.21)	(1.21)	26.72	1.34		1.34		(0.81)		75	10.66		127
Class C*
11/01/08	10/31/09	16.68	(0.23)	2.43		2.20	—	—	—	18.88	2.22		2.22		(1.36)		127	13.19		45
11/01/07	10/31/08	31.65	(0.36)	(9.25)		(9.61)	—	(5.36)	(5.36)	16.68	2.05		2.05		(1.48)		141	(36.16)		42
11/01/06	10/31/07	26.18	(0.42)	8.46	(b)	8.04	—	(2.57)	(2.57)	31.65	2.11		2.11		(1.54)		98	33.28		69
11/01/05	10/31/06	25.15	(0.32)	2.77	(b)	2.45	—	(1.42)	(1.42)	26.18	2.04		2.04		(1.23)		111	9.90		64
11/01/04	10/31/05	24.02	(0.39)	2.73	(b)	2.34	—	(1.21)	(1.21)	25.15	2.09		2.09		(1.55)		75	9.80		67
Class I*
11/01/08	10/31/09	18.83	(0.02)	2.77		2.75	—	—	—	21.58	0.95		1.05		(0.13)		127	14.60		6
11/01/07	10/31/08	34.69	(0.12)	(10.38)		(10.50)	—	(5.36)	(5.36)	18.83	0.95		1.04		(0.54)		141	(35.46)		0
11/01/06	10/31/07	28.16	(0.11)	9.21	(b)	9.10	—	(2.57)	(2.57)	34.69	0.95		1.08		(0.37)		98	34.83		0
06/21/06	10/31/06	26.63	(0.04)	1.57	(b)	1.53	—	—	—	28.16	0.95	(d)	1.05	(d)	(0.42	)(d)	111	5.75	(e)	0
Class R-3*
01/12/09	10/31/09	16.84	(0.15)	4.50		4.35	—	—	—	21.19	1.74	(d)	1.74	(d)	(0.94	)(d)	127	25.83	(e)	0

Eagle Mid Cap Stock Fund
Class A*
11/01/08	10/31/09	18.34	(0.03)	2.79		2.76	—	—	—	21.10	1.26		1.26		(0.18)		196	15.05		812
11/01/07	10/31/08	32.59	(0.09)	(10.83)		(10.92)	—	(3.33)	(3.33)	18.34	1.15		1.15		(0.34)		176	(37.04)		780
11/01/06	10/31/07	30.12	(0.06)	5.61	(b)	5.55	—	(3.08)	(3.08)	32.59	1.13		1.13		(0.18)		185	20.08		1,312
11/01/05	10/31/06	27.79	(0.10)	4.39	(b)	4.29	—	(1.96)	(1.96)	30.12	1.13		1.13		(0.35)		180	16.18		904
11/01/04	10/31/05	24.57	(0.13)	3.35	(b)	3.22	—	—	—	27.79	1.15		1.15		(0.48)		146	13.11		633
Class C*
11/01/08	10/31/09	16.34	(0.15)	2.48		2.33	—	—	—	18.67	2.00		2.00		(0.93)		196	14.26		232
11/01/07	10/31/08	29.62	(0.25)	(9.70)		(9.95)	—	(3.33)	(3.33)	16.34	1.88		1.88		(1.07)		176	(37.53)		229
11/01/06	10/31/07	27.83	(0.26)	5.13	(b)	4.87	—	(3.08)	(3.08)	29.62	1.88		1.88		(0.94)		185	19.21		410
11/01/05	10/31/06	26.00	(0.29)	4.08	(b)	3.79	—	(1.96)	(1.96)	27.83	1.88		1.88		(1.10)		180	15.31		345
11/01/04	10/31/05	23.16	(0.31)	3.15	(b)	2.84	—	—	—	26.00	1.90		1.90		(1.23)		146	12.26		284

46    |    eagleasset.com

Financial Highlights

PROSPECTUS    |    3.1.2010

			From investment operations				Dividends & distributions				Ratios to average daily net assets (%)
Fiscal periods		Beginning net asset	Income	Realized & unrealized			From investment	From realized		Ending net asset	With expenses waived/		Without expenses waived/		Net income		Portfolio turnover	Total return		Ending net assets
Beginning	Ending	value	(loss)	gain (loss)		Total	income	gains	Total	value	recovered		recovered		(loss)		rate (%)	(%) (a)		(millions)
Eagle Mid Cap Stock Fund (cont’d)
Class I*
11/01/08	10/31/09	$18.49	$0.03	$2.84		$2.87	$—	$—	$—	$21.36	0.87		0.87		0.16		196	15.52		$254
11/01/07	10/31/08	32.74	—	(10.92)		(10.92)	—	(3.33)	(3.33)	18.49	0.81		0.81		(0.02)		176	(36.85)		79
11/01/06	10/31/07	30.15	0.05	5.62	(b)	5.67	—	(3.08)	(3.08)	32.74	0.81		0.81		0.17		185	20.50		94
06/06/06	10/31/06	28.21	(0.01)	1.95	(b)	1.94	—	—	—	30.15	0.84	(d)	0.84	(d)	(0.15	)(d)	180	6.88	(e)	17
Class R-3*
11/01/08	10/31/09	18.26	(0.06)	2.78		2.72	—	—	—	20.98	1.40		1.40		(0.35)		196	14.90		3
11/01/07	10/31/08	32.52	(0.13)	(10.80)		(10.93)	—	(3.33)	(3.33)	18.26	1.33		1.33		(0.53)		176	(37.16)		1
11/01/06	10/31/07	30.10	(0.10)	5.60	(b)	5.50	—	(3.08)	(3.08)	32.52	1.29		1.29		(0.33)		185	19.91		1
08/10/06	10/31/06	27.82	(0.04)	2.32	(b)	2.28	—	—	—	30.10	1.27	(d)	1.27	(d)	(0.60	)(d)	180	8.20	(e)	0
Class R-5*
11/01/08	10/31/09	18.50	0.05	2.84		2.89	—	—	—	21.39	0.79		0.79		0.28		196	15.62		60
11/01/07	10/31/08	32.73	0.02	(10.92)		(10.90)	—	(3.33)	(3.33)	18.50	0.74		0.74		0.06		176	(36.80)		24
11/01/06	10/31/07	30.13	0.07	5.61	(b)	5.68	—	(3.08)	(3.08)	32.73	0.75		0.75		0.23		185	20.55		34
10/02/06	10/31/06	28.96	—	1.17	(b)	1.17	—	—	—	30.13	0.67	(d)	0.67	(d)	(0.15	)(d)	180	4.04	(e)	12

Eagle Small Cap Core Value Fund
Class A*
11/03/08	10/31/09	14.29	(0.07)	2.32		2.25	—	—	—	16.54	1.48	(d)	4.53	(d)	(0.45	)(d)	23	15.75	(e)	6
Class C*
11/03/08	10/31/09	14.29	(0.19)	2.31		2.12	—	—	—	16.41	2.28	(d)	5.37	(d))	(1.27	)(d)	23	14.84	(e)	3
Class I*
03/09/09	10/31/09	9.65	(0.01)	6.95		6.94	—	—	—	16.59	0.95	(d)	1.80	(d)	(0.04	)(d)	23	71.92	(e)	49

Eagle Small Cap Growth Fund
Class A*
11/01/08	10/31/09	22.52	(0.18)	2.76		2.58	—	—	—	25.10	1.37		1.37		(0.83)		110	11.46		200
11/01/07	10/31/08	41.33	(0.16)	(12.81)		(12.97)	—	(5.84)	(5.84)	22.52	1.27		1.27		(0.50)		51	(35.81)		189
11/01/06	10/31/07	37.87	(0.15)	6.46	(b)	6.31	—	(2.85)	(2.85)	41.33	1.25		1.25		(0.38)		64	17.65		327
11/01/05	10/31/06	32.93	(0.15)	6.23	(b)	6.08	—	(1.14)	(1.14)	37.87	1.24		1.24		(0.43)		49	18.89		269
11/01/04	10/31/05	32.19	(0.13)	2.43	(b)	2.30	—	(1.56)	(1.56)	32.93	1.30		1.25		(0.39)		50	7.08		225
Class C*
11/01/08	10/31/09	19.40	(0.30)	2.34		2.04	—	—	—	21.44	2.17		2.17		(1.63)		110	10.52		60
11/01/07	10/31/08	36.69	(0.34)	(11.11)		(11.45)	—	(5.84)	(5.84)	19.40	2.02		2.02		(1.25)		51	(36.26)		59
11/01/06	10/31/07	34.17	(0.39)	5.76	(b)	5.37	—	(2.85)	(2.85)	36.69	2.00		2.00		(1.12)		64	16.75		110
11/01/05	10/31/06	30.03	(0.38)	5.66	(b)	5.28	—	(1.14)	(1.14)	34.17	1.99		1.99		(1.18)		49	18.02		100
11/01/04	10/31/05	29.70	(0.34)	2.23	(b)	1.89	—	(1.56)	(1.56)	30.03	2.05		2.00		(1.13)		50	6.26		91
Class I*
11/01/08	10/31/09	22.72	(0.08)	2.80		2.72	—	—	—	25.44	0.87		0.87		(0.37)		110	11.97		20
11/01/07	10/31/08	41.51	(0.08)	(12.87)		(12.95)	—	(5.84)	(5.84)	22.72	0.93		0.93		(0.27)		51	(35.57)		10
11/01/06	10/31/07	37.91	(0.06)	6.51	(b)	6.45	—	(2.85)	(2.85)	41.51	0.95		0.96		(0.15)		64	18.03		2
06/27/06	10/31/06	33.68	(0.02)	4.25	(b)	4.23	—	—	—	37.91	0.95	(d)	1.08	(d)	(0.14	)(d)	49	12.56	(e)	0
Class R-3*
11/01/08	10/31/09	22.44	(0.18)	2.70		2.52	—	—	—	24.96	1.54		1.54		(1.01)		110	11.23		2
11/01/07	10/31/08	41.25	(0.20)	(12.77)		(12.97)	—	(5.84)	(5.84)	22.44	1.42		1.42		(0.67)		51	(35.88)		1
11/01/06	10/31/07	37.88	(0.28)	6.50	(b)	6.22	—	(2.85)	(2.85)	41.25	1.37		1.37		(0.65)		64	17.40		1
09/19/06	10/31/06	35.99	(0.03)	1.92	(b)	1.89	—	—	—	37.88	1.60	(d)	2.05	(d)	(1.04	)(d)	49	5.25	(e)	0
Class R-5*
11/01/08	10/31/09	22.72	(0.09)	2.80		2.71	—	—	—	25.43	0.90		0.90		(0.40)		110	11.93		30
11/01/07	10/31/08	41.50	(0.05)	(12.89)		(12.94)	—	(5.84)	(5.84)	22.72	0.90		0.90		(0.15)		51	(35.55)		11
11/01/06	10/31/07	37.88	—	6.47	(b)	6.47	—	(2.85)	(2.85)	41.50	0.88		0.88		(0.01)		64	18.10		15
10/02/06	10/31/06	35.86	—	2.02	(b)	2.02	—	—	—	37.88	0.83	(d)	0.83	(d)	(0.10	)(d)	49	5.63	(e)	13

*	Per share amounts have been calculated using the monthly average share method.
(a)	Total returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(b)	Includes redemption fee amounts that represent less than $0.01 per share.
(c)	Denotes a partial period when the Eagle Capital Appreciation Fund and Eagle Growth & Income Fund changed their fiscal and tax year ends to October 31.
(d)	Annualized.
(e)	Not annualized.
(f)	Includes tax return of capital distribution of $0.02 per share.
(g)	There were no shares outstanding from February 25, 2009 through March 12, 2009.

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For More Information

More information on these funds is available free upon request, including the following:

Financial reports | Additional information about each fund’s investments is available in each fund’s annual and semiannual reports to shareholders. In those reports, you will find a discussion of the market conditions and investment strategies that affected each fund’s performance during its last fiscal year.

Statement of additional information (“SAI”) | Additional information about each fund and its policies may be found in the SAI. A current SAI is on file with the Securities and Exchange Commission (“Commission”) and is incorporated herein by reference (meaning it is legally considered part of this Prospectus).

To obtain the SAI, prospectus, annual report, semiannual report, performance information, an account application, a schedule of portfolio holdings found on Form N-Q, other information or to make an inquiry, contact Eagle Family of Funds:

By mail:	P.O. Box 33022

St. Petersburg, Florida 33733

By telephone:	1.800.421.4184

By internet:	eagleasset.com

These documents and other information about the funds can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202.551.8090. Reports and other information about the funds may be viewed on-screen or downloaded from the EDGAR Database on the Commission’s Internet web site at www.sec.gov; or after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Eagle offers the ability to receive these documents and other fund information electronically, via notification to an e-mail address you provide. To enroll in this service, visit eagleasset.com. Further, to eliminate unnecessary duplication and reduce the cost to fund shareholders, only one copy of the Prospectus or other shareholder reports may be sent to shareholders with the same mailing address. However, if you wish to receive a copy of the Prospectus or other shareholder reports for each shareholder with the same mailing address, you should call 800.421.4184 or send an e-mail to: EagleFundServices@ eagleasset.com. Eagle Family of Funds is pleased to offer the convenience of viewing shareholder communications, including fund prospectuses, annual reports, and proxy statements, online at eagleasset.com.

The funds’ Investment Company and Securities Act registration numbers are:

Eagle Capital Appreciation Fund	811-4338	2-98634

Eagle Growth & Income Fund	811-4767	33-7559

Eagle Series Trust	811-7470	33-57986

No dealer, salesperson or other person has been authorized to give any information or to make any representation other than that contained in this Prospectus in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon unless having been authorized by the funds or their distributor. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

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